As filed with the Securities and Exchange Commission on April 30, 2008

Registration Nos. 33-12000

and 811-5013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940
Amendment No. 26	☒

United Investors Annuity Variable Account

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Annuity Policies

Prospectus

May 1, 2008

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2008 (known as the “SAI”). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.

Variable Products Division

P. O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 38 of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE II SM

VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY

issued by

United Investors Life Insurance Company

through

United Investors Annuity Variable Account

The policy has 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

•    Asset Strategy Portfolio

•    Balanced Portfolio

•    Bond Portfolio

•    Core Equity Portfolio

•     Growth Portfolio

•    High Income Portfolio

•     International Growth Portfolio

•    Money Market Portfolio

•     Science and Technology Portfolio

•    Small Cap Growth Portfolio

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.
•	The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Privacy Policy of United Investors Life Insurance Company (inside front cover).

U-1053, Ed. 5-08

Glossary

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.
Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.
Business Day	Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 28th, the Friday after Thanksgiving and December 26th, the Friday after Christmas, are not business days. (The policy form uses the term “Valuation date” to refer to business days.)
Joint Annuitant	The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.
Owner’s Designated Beneficiary	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.
Retirement Date	The retirement date is the date on which annuity payments are to start.
We, Us, Our	We are United Investors Life Insurance Company.
You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

The Policy

The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage II policy value among the fixed account and ten variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds, Inc. portfolios you select. You may lose money on investments in the variable investment divisions.

Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).

2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

Other annuity payment methods are available with our written consent.

Purchasing the Policy

Your policy can be either a “qualified” policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following ten portfolios of W&R Target Funds, Inc.:

• Asset Strategy Portfolio

• Balanced Portfolio

• Bond Portfolio

• Core Equity Portfolio

• Growth Portfolio

• High Income Portfolio

• International Growth Portfolio

• Money Market Portfolio

• Science and Technology Portfolio

• Small Cap Growth Portfolio

In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or

(b)	10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted - Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted - Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a percentage of daily net assets): Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1) Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2) Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8+
% of purchase payment	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.76%	—	1.20%

The following table shows the fees and expenses (before waiver or expense assumption) charged by each portfolio for the fiscal year ended December 31, 2007.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(3)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(4)	Other Expenses(5)	Total Portfolio Expenses
Asset Strategy*	0.70%	0.25%	0.09%	1.04%
Balanced	0.70%	0.25%	0.06%	1.01%
Bond*	0.51%	0.25%	0.09%	0.85%
Core Equity*	0.70%	0.25%	0.06%	1.01%
Growth*	0.69%	0.25%	0.05%	0.99%
High Income*	0.63%	0.25%	0.07%	0.95%
International Growth*	0.85%	0.25%	0.10%	1.20%
Money Market	0.40%	0.25%	0.11%	0.76%
Science and Technology*	0.85%	0.25%	0.07%	1.17%
Small Cap Growth*	0.85%	0.25%	0.06%	1.16%

(3)  These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(4)  Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(5)  Other Expenses are those incurred for the year ended December 31, 2007.

*   Excludes expense assumption (shown on next page)

Expense	assumption is as follows:

Portfolio	Management Fee	12b-1 Fees(4)	Other Expenses(5)	Total Portfolio Expenses After Expense Assumption
Asset Strategy	0.69%	0.25%	0.09%	1.03%
Bond	0.48%	0.25%	0.09%	0.82%
Core Equity	0.65%	0.25%	0.06%	0.96%
Growth	0.67%	0.25%	0.05%	0.97%
High Income	0.57%	0.25%	0.08%	0.90%
International Growth	0.82%	0.25%	0.10%	1.17%
Science and Technology	0.83%	0.25%	0.07%	1.15%
Small Cap Growth	0.83%	0.25%	0.06%	1.14%

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

Examples

The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear, directly and indirectly. These tables reflect the expenses of the variable account and the underlying mutual fund portfolios. These examples reflect the $50 annual policy fee as a charge of 0.09% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

→ If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Investment Division	1 year	3 years	5 years	10 years
Asset Strategy	$894	$1,283	$1,691	$2,996
Balanced	$891	$1,274	$1,676	$2,966
Bond	$875	$1,226	$1,595	$2,805
Core Equity	$891	$1,274	$1,676	$2,966
Growth	$889	$1,268	$1,666	$2,946
High Income	$885	$1,256	$1,645	$2,906
International Growth	$910	$1,331	$1,770	$3,155
Money Market	$866	$1,199	$1,550	$2,713
Science & Technology	$907	$1,322	$1,756	$3,125
Small Cap Growth	$906	$1,319	$1,751	$3,115

→ If you do not surrender or annuitize your contract, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Investment Division	1 year	3 years	5 years	10 years
Asset Strategy	$194	$783	$1,391	$2,996
Balanced	$191	$774	$1,376	$2,966
Bond	$175	$726	$1,295	$2,805
Core Equity	$191	$774	$1,376	$2,966
Growth	$189	$768	$1,366	$2,946
High Income	$185	$756	$1,345	$2,906
International Growth	$210	$831	$1,470	$3,155
Money Market	$166	$699	$1,250	$2,713
Science & Technology	$207	$822	$1,456	$3,125
Small Cap Growth	$206	$819	$1,451	$3,115

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

Surrenders and withdrawals may be taxable, and if taken before age 59 1/2 then a 10% tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

You cannot surrender the policy or make a withdrawal after the retirement date.

Death Benefit

The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)	your policy value at the time the death benefit is paid.

(b)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(c)

the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Other Information

Free Look:    You may cancel the policy by returning it either to our home office or to the registered agent who sold it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

Automatic Partial Withdrawals:    You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1 /2.

Waiver of Withdrawal Charges Rider:    If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

Transfers:    Before the retirement date, you may transfer all or part of your policy value among the 11 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See “Transfers.”)

After the retirement date, the annuitant may reallocate his or her annuity value among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

Dollar Cost Averaging:    Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

Tax-Free “Section 1035” Exchanges:    You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Financial Information:    Condensed financial information for the variable investment divisions begins at page 37 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

State Variations:    Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company

Variable Products Division

P. O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters.”)

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings

We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

W&R Target Funds, Inc.

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Asset Strategy Portfolio;
2.	Balanced Portfolio;
3.	Bond Portfolio;
4.	Core Equity Portfolio;
5.	Growth Portfolio;
6.	High Income Portfolio;
7.	International Growth Portfolio;
8.	Money Market Portfolio;
9.	Science and Technology Portfolio; and
10.	Small Cap Growth Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the W&R Target Funds, Inc. prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Portfolio	Investment Objective(s) and Certain Policies
Balanced	The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments depending on market conditions.
Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic, and to a lesser extent, foreign debt securities, usually of investment grade.
Core Equity	The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have dominant positions in their industry.
Growth	The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of growth-oriented large to medium-sized U.S. and foreign companies that have appreciation possibilities and are of higher quality.
High Income	The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.
International Growth	The International Growth Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.
Money Market*	The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.
Science and Technology	The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.
Small Cap Growth	The Small Cap Growth Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned small capitalization companies in their early stages of development, or smaller companies positioned in new or in emerging industries where there is opportunity for rapid growth.

*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges.

We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Fund Management

Waddell & Reed Investment Management Company, the manager of W&R Target Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

If you wish to purchase a policy, you must complete an application and send it and the initial purchase payment to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment at our home office. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require Us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Delay or Suspension of Payments” on page 23.

Replacement of Existing Annuity.    It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the new policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. Additional purchase payments may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or less. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

We do not authorize electronic payment of premiums/deposits for variable products because such payments are processed in a separate facility in a different state from those for variable products. Therefore, in the event that you arrange for such a payment on a variable product along with an electronic payment for a traditional, fixed insurance product we issue, you will bear the risk of our not receiving the payment for the variable product in a timely fashion, if at all. Such payments will not be deemed received and will not be applied or processed unless and until they are received in the variable products department.

Allocation of Purchase Payments

You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

Between the date that we receive the initial purchase payment and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

(b)	the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

Any additional purchase payments we receive prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

If we receive an additional purchase payment at our home office on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

Variable Account Value.    Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors’ home office is closed.

On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)	the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value.    At the end of any business day, your fixed account value is equal to:

(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

Withdrawals.    You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request to our home office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters.”)

Automatic Partial Withdrawals.    You may also establish automatic partial withdrawals by submitting a one-time written request to our home office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

Surrender.    You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our home office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our home office) your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters.”) No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. Surrenders are final. Once the policy is surrendered, whether outright or as part of an intended tax-free exchange, it may not be reinstated.

Restrictions Under the Texas ORP and Section 403(b) Plans.    The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59 1/2;

(c)	severance from employment;

(d)	disability; or

(e)	financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

Restrictions Under Other Qualified Policies.    Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Federal Tax Matters.”)

Transfers

Transfers of Policy Values.    You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

Transfers of Annuity Units.    You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Transfer Procedures.    Transfers may be made by written requests satisfactory to us or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request at our home office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-4398, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost annuity policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular variable investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•

imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

You should know that we have entered into a written agreement, as required by SEC regulation, with the fund or its principal underwriter that obligates us to provide to the fund, promptly upon request, certain information about the trading activity of individual policy owners and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the fund.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar Cost Averaging

Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)

the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Upon receiving due proof of death and any other documents, forms and information we need, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If, upon death of any owner, the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Payment of the death benefit is subject to our financial strength and claims-paying ability.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)	if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

We will normally pay a surrender or any withdrawal within seven days after we receive your written request in our home office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)	an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Charges and Deductions

We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8+
Withdrawal Charge (% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)	if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision.    The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received at our home office no later than 90 days after confinement ends.

Terminal Illness Provision.    The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received at our home office within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision.    The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received at our home office before the withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “Federal Tax Matters.”)

Fund Expenses

The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of W&R Target Funds, Inc. (See “Summary—Fee Tables.”)

Older Policies

For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to a policy;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

Ordinarily, the first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date.

If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

Annuity Payment Methods

The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No Guaranteed Period	This method provides monthly annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
Joint Life Annuity Continuing to the Survivor	This method provides monthly annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
Life Annuity with 120 or 240 Monthly Payments Guaranteed	This method provides monthly annuity payments during the lifetime of the annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)	variable annuity payments vary with the investment experience of the underlying portfolios of W&R Target Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Confirmation of Elections

We will attempt to contact you in writing at least sixty days before the annuity benefit date to confirm your election of the date and the payment option. Should we not be able to contact you and obtain such a confirmation, the policy will not be annuitized on the annuity benefit date, and no annuity payments will begin at that time. In such a case, the policies may become subject to any applicable unclaimed property laws in your state.

Distribution of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. was paid a commission in connection with its sales of the policies equal to 7.75% (for issue ages 0-80) and 3.88% (for issue ages 81-85) of each purchase payment. Waddell & Reed, Inc. receives a similar commission in connection with each new purchase payment for policies of which it is the broker of record. Waddell & Reed, Inc. is a member of the Financial Industry Regulatory Authority (FINRA).

Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama, is the principal underwriter of the policies issued pursuant to applications received by us on or after May 1, 2001. Sterne Agee Financial Services, Inc. is a corporation organized under the laws of the state of Delaware in 1986. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

The policy may be purchased on a non-tax-qualified basis (“non-qualified policy”) or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Possible Changes in Taxation.    Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

Taxation of Annuities in General.    The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and “Required Distributions” (at page 22 of this prospectus) describe the requirements necessary to qualify.

Section 72 of the Code governs taxation of annuities in general. Amounts taxable under an annuity policy are treated as ordinary income.

An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

The following discussion applies to policies owned by natural persons.

Withdrawals.    In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total policy value. The “investment in the contract” generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified policy.

Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

Annuity Payments.    Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the “investment in the contract” will be taxed.

•	For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the “investment in the contract”) is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the “investment in the contract” by the total number of expected annuity payments.

•	For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax.    In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a)	made on or after the taxpayer attains age 59 1/2;

(b)	made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c)	received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

Aggregation of Contracts.    All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

Transfers and Assignments.    A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Death Benefits.    Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

(a)	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

(b)	if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

Withholding.    Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect by written request, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a), 403(a), 403(b), or governmental 457(b) plans are subject to a mandatory Federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse or beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, and hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to another tax-qualified plan, 403(b) plan, IRA or governmental Section 457(b) plan that agrees to separately account for rollover contributions.

Qualified Policies.    The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

(a)	contributions in excess of specified limits;

(b)	distributions prior to age 59 1/2 (subject to certain exceptions);

(c)	distributions that do not conform to specified commencement and minimum distribution rules; and

(d)	other circumstances specified in the Code.

We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

Required Distributions.    For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

Corporate Pension and Profit-Sharing Plans.    Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

Section 403(b) Plans.    Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2 , separation from service, disability, or financial hardship:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Individual Retirement Annuities.    Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of a specified annual amount or 100% of the compensation includable in the policy owner’s adjusted gross income for the year. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

Roth IRAs.    Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that—once aggregate distributions exceed contributions to the Roth IRA—income tax and a 10% penalty tax may apply to distributions made:

(a)	before age 59 1/2 (subject to certain exceptions); or

(b)	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner’s death.

Federal Estate Taxes.    While no attempt is being made to discuss the Federal estate tax implications of the policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax.    Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity purchases by nonresident aliens and foreign corporations.    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

All Policies.    As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data

We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including:

(a)	one year;

(b)	five years;

(c)	ten years; and

(d)	the period starting when the investment division commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

The Statement of Additional Information has more information about performance data calculations.

Voting Rights

To the extent required by law, we will vote shares of W&R Target Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the W&R Target Funds, Inc. shares in our own right, we may elect to do so. W&R Target Funds, Inc. does not hold regular annual shareholder meetings.

The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

The number of votes for a portfolio which are available will be determined as of the record date established by W&R Target Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by W&R Target Funds, Inc.

Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of W&R Target Funds, Inc.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Sterne Agee Financial Services, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our home office.

Condensed Financial Information

The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Investment Division:	Money Market	Bond	High Income	Growth	Core Equity	Inter- national Growth	Small Cap Growth	Balanced	Asset Strategy	Science and Technology
January 1, 1998	1.592	2.189	2.506	4.388	2.666	1.399	2.211	1.578	1.202	1.155
December 31, 1998	1.658	2.329	2.532	5.537	3.201	1.856	2.429	1.700	1.310	1.672
January 1, 1999	1.658	2.329	2.532	5.537	3.201	1.856	2.429	1.700	1.310	1.672
December 31, 1999	1.718	2.275	2.615	7.374	3.570	3.047	3.665	1.855	1.600	4.553
January 1, 2000	1.718	2.275	2.615	7.374	3.570	3.047	3.665	1.855	1.600	4.553
December 31, 2000	1.803	2.477	2.340	7.412	3.867	2.305	3.184	1.970	1.939	3.558
January 1, 2001	1.803	2.477	2.340	7.412	3.867	2.305	3.184	1.970	1.939	3.558
December 31, 2001	1.852	2.638	2.532	6.292	3.260	1.776	3.095	1.837	1.730	3.106
January 1, 2002	1.852	2.638	2.532	6.292	3.260	1.776	3.095	1.837	1.730	3.106
December 31, 2002	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.771	2.339
January 1, 2003	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.771	2.339
December 31, 2003	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
January 1, 2004	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
December 31, 2004	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
January 1, 2005	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
December 31, 2005	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
January 1, 2006	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
December 31, 2006	1.938	3.151	3.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
January 1, 2007	1.938	3.151	5.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
December 31, 2007	2.010	3.300	3.632	8.769	4.524	3.353	4.791	2.746	4.603	5.337

ACCUMULATION UNITS OUTSTANDING

Investment Division:	Money Market	Bond	High Income	Growth	Core Equity	Inter- national Growth	Small Cap Growth	Balanced	Asset Strategy	Science and Technology
December 31, 1998	31,698,628	47,362,351	48,355,147	143,565,102	246,348,082	87,048,577	71,391,390	52,558,411	10,190,875	19,514,662
December 31, 1999	36,543,771	46,838,344	44,444,098	151,234,841	254,583,065	93,464,135	82,626,886	60,885,561	12,770,797	52,234,647
December 31, 2000	23,546,612	43,554,529	39,891,059	154,488,656	254,460,264	102,977,619	94,865,750	67,530,795	20,438,129	69,472,286
December 31, 2001	26,705,427	34,332,677	27,062,127	105,629,807	179,198,695	71,120,895	70,773,996	50,871,186	20,251,480	51,074,761
December 31, 2002	26,962,483	34,213,228	21,935,304	77,735,484	132,186,663	53,467,888	54,531,571	41,494,392	21,689,739	39,026,878
December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,559,404	43,547,685	47,637,635	37,204,739	22,121,427	34,109,477
December 31, 2004	7,948,630	19,817,399	17,147,998	55,710,891	90,709,029	36,986,011	40,544,095	33,239,648	21,008,820	29,978,985
December 31, 2005	7,164,720	17,354,525	14,876,785	47,739,903	77,827,207	33,273,464	35,048,619	28,733,101	23,627,956	26,350,308
December 31, 2006	5,761,009	15,007,533	13,139,755	40,105,286	65,683,581	29,786,955	28,533,390	24,039,768	26,370,013	21,847,985
December 31, 2007	6,490,834	13,825,938	10,680,019	31,052,456	50,886,939	23,768,595	21,258,315	18,470,575	22,916,970	16,520,470

(a) Commencement of operations on May 1, 1995 at 1.000.
(b) Commencement of operations on April 4, 1997 at 1.000.

Statement of Additional Information Table of Contents

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Owner or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Performance Data Calculations	6
Yields and Total Returns	6
Average Annual Total Return Calculations	7
Federal Tax Matters	8
Taxation of United Investors	8
Tax Status of the Policies	9
Required Distributions	9
Addition, Deletion or Substitution of Investments	9
Distribution of the Policy	10
Safekeeping of Variable Account Assets	10
State Regulation	10
Records and Reports	11
Legal Matters	11
Experts	11
Potential Conflicts of Interest	11
Other Information	12
Financial Statements	12

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

P.O. Box 156

Birmingham, Alabama 35202-0156

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IIsm Deferred Variable Annuity Policy (the “Policy”) offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2008, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 2008

	Page	Corresponding Page in Prospectus
The Policy	3	12
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Ownership or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Performance Data Calculations	6	35
Yields and Total Returns	6
Average Annual Total Return Calculations	7
Federal Tax Matters	8	30
Taxation of United Investors	8
Tax Status of the Policies	9
Required Distributions	9
Addition, Deletion or Substitution of Investments	9
Distribution of the Policy	10	30
Safekeeping of Variable Account Assets	10
State Regulation	10
Records and Reports	11
Legal Matters	11	36
Experts	11
Potential Conflicts of Interest	11
Other Information	12
Financial Statements	12	36

The Policy

As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received.

The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

3

The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments

At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (Policy Value less any applicable premium taxes) applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

4

After the Retirement Date, the Annuitant may reallocate the value of the Annuitant’s interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to the home office of United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract

The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex

If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Ownership

The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner’s Designated Beneficiary will become the Owner; if there is no Owner’s Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

5

Beneficiary

The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner’s estate.

Change of Ownership or Beneficiary

Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed with us at our home office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us at our home office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

Assignment

You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted.

Incontestability

United Investors will not contest the Policy.

Evidence of Survival

Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

Performance Data Calculations

We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Investment Divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for Investment Divisions are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the underlying mutual fund portfolios.

6

In advertising and sales literature, the performance of each Investment Division may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuity investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable annuity issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Investment Division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Investment Division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Investment Division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an Investment Division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Average Annual Total Return Calculations

For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)^n = ERV

Where

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

N	=	number of years in the period

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

7

Standard Average Annual Total Return

Investment Division	1 Year to 12/31/07	5 Years to 12/31/07	10 Years to 12/31/07	Inception to 12/31/07	Inception Date
Asset Strategy	35.32%	20.11%	13.75%	12.18%	05/01/95
Balanced	5.14%	9.43%	5.07%	7.04%	05/03/94
Bond	-2.78%	1.78%	3.58%	5.41%	07/13/87
Core Equity	5.50%	11.27%	4.80%	8.98%	07/16/91
Growth	17.18%	11.27%	6.54%	10.59%	07/13/87
High Income	-4.58%	7.02%	3.17%	5.91%	07/13/87
International Growth	12.70%	17.44%	8.50%	8.62%	05/03/94
Science & Technology	15.75%	16.97%	15.88%	16.21%	04/04/97
Small Cap	4.99%	13.84%	7.41%	11.51%	05/03/94

From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Withdrawal Charge of 0%.

Non-Standard Average Annual Total Return

Investment Division	1 Year to 12/31/07	5 Years to 12/31/07	10 Years to 12/31/07	Inception to 12/31/07	Inception Date
Asset Strategy	42.32%	20.39%	13.75%	12.18%	05/01/95
Balanced	12.14%	9.84%	5.07%	7.04%	05/03/94
Bond	4.22%	2.33%	3.58%	5.41%	07/13/87
Core Equity	12.50%	11.66%	4.80%	8.98%	07/16/91
Growth	24.18%	11.66%	6.54%	10.59%	07/13/87
High Income	2.42%	7.47%	3.17%	5.91%	07/13/87
International Growth	19.70%	17.76%	8.50%	8.62%	05/03/94
Science & Technology	22.75%	17.28%	15.88%	16.21%	04/04/97
Small Cap	11.99%	14.20%	7.41%	11.51%	05/03/94

The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

The figures shown above do not reflect the “12b-l” service fee for periods prior to the August 31, 1998 effective date of the Service Plan. If the Service Plan had been in effect during the periods shown, returns would have been lower.

Federal Tax Matters

Taxation of United Investors

United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the “Code”). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

8

Tax Status of the Policies

Section 817(h) of the Code provides that the investments of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. United Investors does not control the Fund or the Portfolios’ investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policy, we believe that the owner of a policy should not be treated as the owner of the assets of the Variable Account. We reserve the right to modify the policy to bring it into conformity with applicable standards should such modification be necessary to prevent the owner of a policy from being treated as the owner of the underlying assets of the Variable Account.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner’s death.

These requirements will be considered satisfied as to any portion of the Owner’s interest that is payable as annuity payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s designated Beneficiary or over a period not extending beyond his life expectancy.

If the Owner’s designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required. (See “Required Distributions” in the prospectus.)

Addition, Deletion or Substitution of Investments

United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner’s interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

9

United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

Distribution of the Policy

Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid To Sterne Agee Financial Services, Inc.*
2005	$385,278.97
2006	$303,576.36
2007	$219,675.81

*	Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

Safekeeping of Variable Account Assets

United Investors holds the assets of the Variable Account. The assets are held separate and apart from United Investors’ general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors’ operations is conducted periodically by the Missouri Department of Insurance.

In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

10

Records and Reports

All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2007 and 2006 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2007 and the statements of assets and liabilities of the portfolios of United Investors Annuity Variable Account as of December 31, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans

11

or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Other Information

A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

The financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

12

United Investors Life

Insurance Company

Financial Statements as of December 31, 2007 and

2006, and for the Years Ended December 31, 2007,

2006, and 2005, and Report of Independent

Registered Public Accounting Firm

UNITED INVESTORS LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company:

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2007 and 2006, and the related statements of operations, comprehensive income, shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 24, 2008

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2007 AND 2006

(Dollar amounts in thousands, except per-share data)

	2007	2006
ASSETS
INVESTMENTS:
Fixed maturities — available for sale, at fair value (amortized cost: 2007 — $820,810; 2006 — $828,133)	$814,189	$845,417
Preferred stock of affiliate	240,412	240,412
Policy loans	31,354	28,478
Other long-term investments	—	6,912
Short-term investments	11,409	19,969

Total investments	1,097,364	1,141,188

ACCRUED INVESTMENT INCOME (Includes amounts from affiliates: 2007 — $477; 2006 — $477)	15,604	16,508

RECEIVABLES	10,083	7,187

DUE FROM AFFILIATE (Includes funds withheld on reinsurance: 2007 — $546,074; 2006 — $451,147)	566,568	467,367

DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED — Net	208,181	211,747

GOODWILL	26,628	26,628

PROPERTY AND EQUIPMENT — Net	45	64

OTHER ASSETS	767	625

SEPARATE ACCOUNT ASSETS	1,423,195	1,498,622

TOTAL	$3,348,435	$3,369,936

See notes to financial statements.		(Continued	)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2007 AND 2006

(Dollar amounts in thousands, except per-share data)

	2007	2006
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Policy liabilities:
Future policy benefits (includes reserves assumed from affiliates: 2007 — $560,417; 2006 — $464,685)	$1,102,682	$1,020,902
Unearned and advance premiums	1,758	1,859
Other policy benefits	10,827	12,118

Total policy liabilities	1,115,267	1,034,879
Deferred and accrued income taxes	101,086	112,881
Other liabilities	14,287	17,862
Due to affiliates	28,168	19,696
Separate account liabilities	1,423,195	1,498,622

Total liabilities	2,682,003	2,683,940

SHAREHOLDER’S EQUITY:
Common stock, par value $6 per share — authorized, issued, and outstanding, 500,000 shares	3,000	3,000
Additional paid-in capital	351,995	351,925
Accumulated other comprehensive (loss) income	(3,776)	9,597
Retained earnings	315,213	321,474

Total shareholder’s equity	666,432	685,996

TOTAL	$3,348,435	$3,369,936

See notes to financial statements.		(Concluded	)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

(Dollar amounts in thousands)

	2007	2006	2005
REVENUE:
Premium income	$71,798	$74,695	$78,220
Policy charges and fees	40,980	43,771	46,581
Net investment income (includes amounts from affiliates (2007 — $16,005; 2006 — $16,522; 2005 — $16,249))	71,409	73,989	72,847
Realized investment (losses) gains (includes amounts from affiliates (2007 — $(7,695); 2006 — $(10,049); 2005 — $(4,808)))	(7,242)	(8,320)	(6,437)
Other income (includes amounts from affiliates (2007 — $31,612; 2006 — $26,567; 2005 — $29,864))	32,131	28,566	29,864

Total revenue	209,076	212,701	221,075

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	65,573	65,952	67,103
Annuity	27,674	23,307	26,337

Total policy benefits	93,247	89,259	93,440
Amortization of deferred acquisition costs and value of insurance purchased	21,843	24,707	25,543
Commissions and premium taxes	4,634	5,563	5,496
Other operating expenses	6,832	9,471	7,429

Total benefits and expenses	126,556	129,000	131,908

INCOME BEFORE INCOME TAXES	82,520	83,701	89,167
INCOME TAXES	21,940	20,576	15,502

NET INCOME	$60,580	$63,125	$73,665

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

(Dollar amounts in thousands)

	2007	2006	2005
NET INCOME	$60,580	$63,125	$73,665

OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized investment gains (losses) — unrealized investment gains (losses) on securities:
Unrealized holding losses arising during period	(24,389)	(21,491)	(26,740)
Reclassification adjustment for (gains) losses on securities included in net income	(453)	(1,729)	1,629
Reclassification adjustment for amortization of premium	938	1,941	1,862
Unrealized gains (losses) — adjustment to deferred acquisition costs	3,552	2,748	3,104

Unrealized gains (losses) on securities	(20,352)	(18,531)	(20,145)
Applicable income tax benefit	7,123	6,486	7,051

Unrealized gains (losses), net of tax	(13,229)	(12,045)	(13,094)
Pension adjustments	(222)
Less applicable taxes	78

Pension adjustments, net of tax	(144)	—	—
Other comprehensive income (loss)	(13,373)	(12,045)	(13,094)

COMPREHENSIVE INCOME	$47,207	$51,080	$60,571

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
BALANCE — January 1, 2005	$3,000	$351,556	$34,736	$313,084	$702,376
Comprehensive income (loss)			(13,094)	73,665	60,571
Dividends				(54,400)	(54,400)
Exercise of stock options		304			304

BALANCE — December 31, 2005	3,000	351,860	21,642	332,349	708,851
Comprehensive income (loss)			(12,045)	63,125	51,080
Dividends				(74,000)	(74,000)
Stock-based compensation		53			53
Exercise of stock options		12			12

BALANCE — December 31, 2006	3,000	351,925	9,597	321,474	685,996
Comprehensive income (loss)			(13,373)	60,580	47,207
Dividends				(66,900)	(66,900)
Stock-based compensation		66			66
Exercise of stock options		4			4
Adoption of accounting standard (see Note 7)				59	59

BALANCE — December 31, 2007	$3,000	$351,995	$(3,776)	$315,213	$666,432

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

(Dollar amounts in thousands)

	2007	2006	2005
OPERATING ACTIVITIES:
Net income	$60,580	$63,125	$73,665
Adjustments to reconcile net income to net cash provided from operations:
Increase in future policy benefits	89,862	33,226	1,122
(Decrease) increase in other policy liabilities	(1,392)	(449)	1,601
Deferral of policy acquisition costs	(14,725)	(13,989)	(12,849)
Amortization of deferred acquisition costs and value of insurance purchased	21,843	24,707	25,543
Change in deferred and accrued income taxes	(4,672)	(623)	(6,017)
Depreciation and amortization	957	1,963	1,905
Realized losses on investments	7,242	8,320	6,437
Increase in funds withheld on reinsurance	(94,927)	(41,542)	(476)
Other accruals and adjustments	(229)	6,411	(3,578)

Net cash provided by operating activities	64,539	81,149	87,353
INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale — sold	14,550	20,710	5,915
Fixed maturities available for sale — matured, called, and repaid	133,055	87,035	54,407

Total investments sold or matured	147,605	107,745	60,322
Acquisition of investments:
Fixed maturities available for sale	(140,767)	(102,864)	(88,941)
Net increase in policy loans	(2,876)	(1,872)	(1,080)

Total acquisition of investments	(143,643)	(104,736)	(90,021)
Net decrease (increase) in short-term investments	8,560	(6,102)	(1,940)
Net change in receivable for securities	(9,079)	4,839	1,611

Net cash provided by (used in) investing activities	3,443	1,746	(30,028)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(66,900)	(74,000)	(54,400)
Funds loaned to affiliates	(28,000)	(51,000)	(110,800)
Funds repaid by affiliates	28,000	51,000	110,800
Funds borrowed from affiliates	16,000	92,000	104,600
Funds repaid to affiliates	(9,000)	(92,000)	(104,600)
Net (payments) receipts from deposit product operations	(8,082)	(8,895)	(2,925)

Net cash used in financing activities	(67,982)	(82,895)	(57,325)

NET INCREASE (DECREASE) IN CASH	—	—	—
CASH — Beginning of year

CASH — End of year	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005, AND

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

(Dollar amounts in thousands, except per-share data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business — United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states and is domiciled in the State of Missouri. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

Basis of Presentation — The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). They include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (TMK or “Torchmark”). As of December 31, 2006, United Investors was wholly owned by Liberty National Life Insurance Company (“Liberty National”), a wholly owned TMK subsidiary. On October 1, 2006, TMK sold its 18.82% ownership interest in United Investors to Liberty National. Liberty National owned the remaining 81.18% of United Investors prior to the sale.

Estimates — In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The estimates susceptible to significant change are those used in amortizing deferred acquisition costs and in determining the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Investments — United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available-for-sale. Investments classified as available-for-sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of the fair value of the embedded derivative related to United Investors’ modified coinsurance agreement.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2007, 2006, and 2005, included approximately $32,563, $33,530, and $34,106, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Impairment of Investments — In November 2005, the FASB released FASB Staff Position 115-1 and 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (FSP 115-1 and 124-1), which superseded guidance developed by the Emerging Issues Task Force in their consensus Issue 03-1, The Meaning of Other-Than Temporary Impairment and Its Application to certain Investments (EITF 03-1), with respect to the evaluation of investments for other-than-temporary impairment. FSP 115-1 and 124-1 was effective for United Investors as of January 1, 2006. This guidance retained a three-step evaluation process for impaired securities as indicated by EITF 03-1, only revising procedures for determining if a security’s impairment was other-than-temporary. The new guidance retained such procedures in effect prior to the issuance of EITF 03-1, which was historically utilized by United Investors in evaluating other-than-temporary impairment. Certain disclosures called for by EITF 03-1 were maintained and appear in Note 3, Investments. At the present time, United Investors evaluates securities for other-than-temporarily impairment as described in Note 3. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. Historically, investment income on other-than-temporarily impaired investments which is past due has not been recorded until received. Under FSP 115-1 and 124-1, the written-down security will be amortized and revenue recognized in accordance with estimated future cash flows.

Determination of Fair Values of Financial Instruments — Fair values for cash, short-term investments, receivables, and payables approximate carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Policy loans, which have indeterminate maturities and bear interest at rates ranging from 4% to 8%, are an integral part of the life insurance policies which United Investors has in force and, in United Investors’ opinion, cannot be valued separately.

Cash — Cash consists of balances on hand and on deposit in banks and financial institutions. Overdrafts arising from the overnight investment of funds offset cash balances on hand and on deposit and are included in short-term investments.

Embedded Derivative — United Investors has a modified coinsurance agreement with an affiliated Torchmark company that includes an embedded derivative under FASB Statement No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). United Investors’ “Due from Affiliates” on the accompanying balance sheets includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “other long-term investments” or “other liabilities” on the accompanying balance sheets, depending on its position. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company.

Hybrid Financial Instruments: Statement No. 155, Accounting for Certain Hybrid Financial Instruments, (SFAS 155), was adopted effective January 1, 2007. It extended the scope of SFAS 133 to include certain securitized financial assets. Assets affected included primarily mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities that contain an embedded derivative. United Investors would have a one-time election to value the entire amount of any affected hybrid security at fair value, with fluctuations in value included in earnings. Because the Company has negligible investments in affected securities, the impact of adoption was immaterial.

Recognition of Premium Revenue and Related Expenses — Premium income for traditional long-duration life insurance products is recognized when due from the policyholder. Profits for limited-payment life insurance contracts as defined by Statement of Financial Accounting Standards No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge. Life premium segment includes policy charges of $21,111, $21, 394, and $22,071 for the years ended December 31, 2007, 2006, and 2005, respectively. The annuity segment includes annuity policy charges for the years ended December 31, 2007, 2006, and 2005, of $19,869, $22,377, and $24,510, respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits — The liability for future policy benefits for universal life-type products and annuities according to FASB Statement No. 97 is represented by policy account value. The liability for future policy benefits for all other life products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were considered appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience with similar products. For the majority of United Investors’ insurance products, the assumptions used were those considered to be appropriate at the time the policies were issued. Once established, assumptions are generally not changed. An additional provision is made on most products to allow for possible adverse deviation from the assumptions assumed. These estimates are periodically reviewed and compared with actual experience. If it is determined that existing contract liabilities, together with the present value of future gross premiums, will not be sufficient to cover the present value of future benefits and to recover unamortized acquisition costs, then a premium deficiency exists. Such a deficiency would be recognized immediately by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future policy benefits. From that point forward the liability for future policy benefits would be based on the revised assumptions.

Deferred Acquisition Costs and Value of Insurance Purchased — The costs of acquiring new insurance business are generally deferred and recorded as an asset. Deferred acquisition costs consist primarily of sales commissions and other underwriting costs of new insurance sales. Additionally, deferred acquisition costs include the value of insurance purchased, which are the costs of acquiring blocks of insurance from other companies or through the acquisition of other companies. Deferred acquisition costs and the value of insurance purchased are amortized in a systematic manner which matches these costs with the associated revenues. Policies other than universal life-type policies are amortized with interest over the estimated premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. Limited-payment contracts are amortized over the contract period. Universal life-type policies are amortized with interest in proportion to estimated gross profits. The assumptions used to amortize acquisition costs with regard to interest, mortality, and persistency are consistent with those used to estimate the liability for future policy benefits. For interest-sensitive and deposit-balance type products, these assumptions are reviewed on a regular basis and are revised if actual experience differs significantly from original expectations. For all other products, amortization assumptions are generally not revised once established. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to determine if there is a premium deficiency. These tests ensure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. These cash flows consist primarily of premium income, less benefits and expenses taking inflation into account. The present value of these cash flows, less the benefit reserve, is then compared with the unamortized deferred acquisition cost balance. In the event the estimated present value of net cash flows is less, this deficiency would be recognized by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future benefits, as described under the caption Future Policy Benefits.

As of January 1, 2007, United Investors adopted Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides accounting guidance for deferred policy acquisition costs associated with internal replacements of insurance and investment contracts other than those already described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS 97). The adoption of SOP 05-1 had no material impact on financial position or results of operations.

Policy Claims and Other Benefits Payable — United Investors establishes a liability for known policy benefits payable and an estimate of claims that have been incurred but not yet reported to United Investors. The estimate of unreported claims is based on prior experience. United Investors makes an estimate after careful evaluation of all information available to United Investors. However, there is no certainty the stated liability for claims and other benefits, including the estimate of unreported claims, will be United Investors’ ultimate obligation.

Separate Accounts — Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “separate account assets” and the corresponding deposit balance liabilities are reported as “separate account liabilities” on the accompanying balance sheets. The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities, and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in “premium income” on the accompanying statements of operations.

Guaranteed Minimum Policy Benefits — United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder or in some cases the annuitant. These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

United Investors accounts for these guarantees in accordance with SOP 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. In accordance with this Statement, the liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The liability is determined using actuarial methods and assumptions including mortality, lapses, and interest. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts or “unlocks” the additional liability balance with a related charge or credit to benefit expense. During each of the years 2005 through 2007, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality — 80% of the 1994 Minimum Guaranteed Death Benefit mortality tables

•	Lapse rate — minimum of 5% per year

•	Discount rate — 6%

At December 31, 2007, the separate account liability balance subject to guaranteed minimum benefits was $1,208,577. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $11,689. The weighted-average attained age of contract holders was 66 years. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2007, 2006, and 2005 were as follows:

	2007	2006	2005
Beginning balance	$2,641	$3,522	$3,781
Incurred guaranteed benefits	731	937	1,526
Paid guaranteed benefits	(960)	(695)	(2,298)

Ending balance — before unlocking	2,412	3,764	3,009
Adjustments due to unlocking	(1,357)	(1,123)	513

Ending balance — after unlocking	$1,055	$2,641	$3,522

The unlocking of assumptions also resulted in an increase (decrease) in the associated deferred acquisition cost assets of approximately $(1,392), $(886), and $860 for 2007, 2006, and 2005, respectively. The net effect of the unlocking was an increase (decrease) in reported income of $(36), $237, and $347 for 2007, 2006, and 2005, respectively.

Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

United Investors adopted and implemented Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (FIN 48), on January 1, 2007. This interpretation was issued to clarify the accounting for income taxes by providing methodology for the financial statement recognition and measurement of uncertain income tax positions taken or expected to be taken in a tax return. The impact of the adoption of FIN 48 is described in Note 7—Income Taxes.

Interest Expense — Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment — Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets, which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill — The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. In accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets, goodwill is subject to annual impairment testing based on the procedures outlined in the Statement. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2005 through 2007. The tests involved breaking down the carrying value of each of the components of United Investors’ segments, including the portion of goodwill assigned to each component. The fair value of each component was measured against that component’s corresponding carrying value. Because the fair value exceeded the carrying value, including goodwill, of each component in each period, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2002, balance of $26,628.

Stock Options — Torchmark, the indirect parent company of United Investors, grants stock options in Torchmark stock to employees of its subsidiary companies. Stock options granted to employees of United Investors by Torchmark are recorded as compensation expense of United Investors. As of January 1, 2006, Torchmark and United Investors adopted revised FASB Statement No. 123, Share-Based Payment, to account for its stock options. FASB Statement No. 123R requires recognition of an expense for stock options based on the “fair value method.” The fair value method requires that a fair value be assigned to a stock option on its grant date and that this value will be amortized over the grantees’ service period. Prior to January 1, 2006, Torchmark and United Investors accounted for stock options in accordance with FASB Statement No. 123, Accounting for Stock-Based Compensation, as amended by FASB Statement No. 148, Accounting for Stock-Based Compensation — Transition. FASB Statement No. 123 and FASB Statement No. 148 permitted companies to choose between two methods of recording the expense for stock options in their financial statements: either the fair value method, or the “intrinsic value method,” in accordance with Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees, (APB 25) and related interpretations. Under the intrinsic value method, compensation expense for Torchmark’s option grants was only recognized if the exercise price of the employee stock option was less than the market price of the underlying stock on the date of grant. If a company elected to use the intrinsic value method, pro forma disclosures of earnings and earnings per share were required as if the fair value method of accounting had been applied. Torchmark and United Investors previously elected to account for its stock options under the intrinsic value method and therefore computed and disclosed the required pro forma disclosures.

FASB Statement No. 123R provides for two alternative methods of adoption: the “modified retrospective” method and the “modified prospective” method. While the modified retrospective method permits restatement of prior periods for comparability, Torchmark and United Investors elected to apply the modified prospective method. The modified prospective method calls for unvested options as of January 1, 2006, and options granted after January 1, 2006, to be expensed in accordance with FASB Statement No. 123R after that date. Compensation expense under the fair value method for prior periods is not reflected in the financial statements of those periods but is disclosed on a pro forma basis in the Notes to Financial Statements, as previously reported.

The table below presents pro forma earnings information for options granted to United Investors’ employees as if the stock options issued prior to January 1, 2006, were expensed in prior periods.

Year Ended December 31, 2005
Net income as reported	$73,665
After tax effect of stock-based compensation — fair value method	(308)

Pro forma net income	$73,357

The fair value method as outlined by FASB Statement No. 123R requires the use of an option valuation model to value employee stock options. Torchmark and United Investors has elected to use the Black-Scholes valuation model for option expensing as it had done for the pro forma expense disclosures for periods prior to adoption of FASB Statement No. 123R. A summary of assumptions for options granted in each of the three years 2005 through 2007 is as follows:

	2007	2006	2005
Volatility factor	12.20%	12.30%	14.80%
Dividend yield	0.80%	0.80%	0.80%
Expected term (in years)	4.75	4.75	3.95
Risk-free interest rate	4.79%	4.50%	3.90%

All of the above assumptions, with the exception of the expected term, are obtained from independent data services. The expected term is generally derived from Torchmark’s experience. However, expected terms of grants made since 2005 were determined based on the simplified method as permitted by Staff Accounting Bulletin 107. This method was used because the 2005 and 2007 Plans limited grants to a maximum contract term of seven years, and Torchmark had no previous experience with seven-year contract terms. Prior to 2005, substantially all grants contained ten-year terms. Volatility and risk-free interest rates are assumed over a period of time consistent with the expected term of the option. Volatility is measured on a historical basis, because Torchmark has no basis at the present time to believe that future trends will differ from historical patterns. Monthly data points are utilized by the independent quote service to derive volatility for periods greater than three years. Expected dividend yield is based on current dividend yield held constant over the expected term.

Once the fair value of an option has been determined, it is amortized on a straight-line basis over the employee’s service period for that grant (from the grant date to the date the grant is fully vested). It is included in “other operating expense” in the accompanying 2007 and 2006 Statements of Operations. The effect of the adoption of FASB Statement No. 123R on selected line items was as follows for the year ended December 31, 2006:

Increase (Decrease)

Stock-based compensation expense*	$53
Income before income taxes	(53)
Income tax (benefit)	(18)
Net income	(34)

*	No stock option expense was capitalized.

In the fourth quarter of 2005, the FASB issued FASB Staff Position No. 123R-3 (FSP 123R-3), providing an alternative method for accounting for income taxes related to stock option expensing. FASB Statement No. 123R requires that tax benefits for book purposes previously recorded in excess of actual tax benefits realized at the time of exercise, in addition to a cumulative pool of previously-realized actual tax benefits allowed by FASB Statement No. 123R, must be charged to income. The alternative described in FSP 123R-3 is a simplified method of computing this cumulative pool of actual tax benefits. Torchmark has elected the simplified alternative method. This election had no impact on net income since adoption.

Postretirement Benefits — At December 31, 2006, United Investors adopted FASB Statement No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. FASB Statement No. 158 requires United Investors to recognize the funded status of its postretirement benefit plans on its balance sheets. Periodic gains and losses attributable to changes in plan assets and liabilities that are not recognized as components of net period benefit costs are to be recognized as components of other comprehensive income, net of tax. This Statement does not modify the procedures for measuring plan assets, liabilities, or net period benefit cost. The information required by FASB Statement No. 158 pertaining to United Investors is found in Note 8 — Postretirement Benefits and Stock Option Plans. Adoption of this standard had no effect on the Company’s December 31, 2006, Statement of Comprehensive Income.

New Unadopted Accounting Rules — The FASB has issued several new standards applicable to United Investors effective in future periods:

Fair Value Measurements — FASB Statement No. 157, Fair Value Measurements, clarifies the definition of fair value, establishes a framework or a hierarchy for measuring fair value, and expands disclosures about fair value measurements. It does not change which assets or liabilities are measured at fair value. Accordingly, it is not expected to have a significant impact on United Investors’ financial position. However, new disclosures of fair value measurement methodology and effects will be required. The Statement is effective for United Investors effective January 1, 2008, with its provisions applied prospectively.

Fair Value Option — FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159), was issued in February 2007. This statement permits entities to choose to measure certain financial assets and liabilities at fair value which are otherwise measured on a different basis in existing literature. Effective January 1, 2008, United Investors elected not adopt this statement.

Business Combinations — FASB Statement No. 141(R), Business Combinations, replaces the previous accounting guidance for the acquisition of other companies. It retains the purchase method of accounting and the current guidance with respect to the accounting for indefinite-lived intangibles and goodwill. However, the new Statement provides certain significant differences, most notably that all assets and liabilities (including contingent liabilities) are measured at their fair value as of the acquisition date rather than a cost allocation approach as previously required. Additionally, all expenses of the acquisition are charged off as incurred rather than capitalized. This Statement is effective for United Investors as of January 1, 2009, in the event there is an acquisition dated subsequent to that date.

Noncontrolling Interests — FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51, changes the accounting for noncontrolling interests (also known as minority interests). At this time, United Investors has no noncontrolling interests.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Capital and Surplus at December 31
2007	2006	2005	2007	2006
$62,742	$65,831	$72,653	$389,642	$386,734

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2007, in compliance with all regulations, were $279,845. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $62,478 in 2008, which represents net gain on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk-based capital (RBC) formula be applied to all life and health insurers. The RBC formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2007 and 2006.

3.	INVESTMENTS

Investment income is summarized as follows:

	2007	2006	2005
Fixed maturities	$55,069	$57,211	$56,518
Policy loans	1,782	1,699	1,819
Other long-term investments	75	103	62
Short-term investments	794	664	252
Interest and dividends from affiliates	16,004	16,522	16,249

	73,724	76,199	74,900

Less investment expense	(2,315)	(2,210)	(2,053)

Net investment income	$71,409	$73,989	$72,847

Analysis of gains (losses) from investments — realized investment gains (losses):
Fixed maturities	$453	$1,729	$(1,629)
Decrease in derivative value	(7,695)	(10,049)	(4,808)

	$(7,242)	$(8,320)	$(6,437)

A summary of fixed maturities available-for-sale by amortized cost, gross unrealized gains and losses, fair value, and carrying value at December 31, 2007 and 2006, is as follows:

2007	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$3,337	$66	$—	$3,403
Government-sponsored enterprises	15,555	37		15,592
GNMA’s	2,564	236		2,800
Other mortgage-backed securities	682	20		702
Foreign governments	966	358		1,324
Public utilities	94,951	2,351	(365)	96,937
Industrial and miscellaneous	586,139	13,836	(15,537)	584,438
Redeemable preferred stocks	116,616	3,627	(11,250)	108,993

Total fixed maturities	$820,810	$20,531	$(27,152)	$814,189

2006	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$3,644	$50	$(13)	$3,681
Government-sponsored enterprises	22,648		(281)	22,367
GNMA’s	3,410	218		3,628
Other mortgage-backed securities	4,726	126		4,852
Foreign governments	1,174	363		1,537
Public utilities	75,930	3,778	(37)	79,671
Industrial and miscellaneous	574,115	15,993	(5,809)	584,299
Redeemable preferred stocks	142,486	5,608	(2,712)	145,382

Total fixed maturities	$828,133	$26,136	$(8,852)	$845,417

A schedule of fixed maturities by contractual maturity at December 31, 2007, is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value

Fixed maturities available for sale:
Due in one year or less	$35,871	$36,236
Due after one year through five years	167,694	172,608
Due after five years through ten years	22,783	23,570
Due after ten years through twenty years	179,630	182,870
Due after twenty years	411,586	395,403

	817,564	810,687

Mortgage-backed securities	3,246	3,502

	$820,810	$814,189

Proceeds from sales of fixed maturities available-for-sale were $14,550 in 2007, $20,710 in 2006, and $5,915 in 2005. Gross gains realized on these sales were $16 in 2007, $420 in 2006, and $3 in 2005. Gross losses realized on these sales were $344 in 2007, $836 in 2006, and $2,987 in 2005.

No sales of equity securities occurred in 2007, 2006, or 2005.

United Investors uses the specific identification method on securities sold to determine the basis upon which to reclassify amounts out of accumulated other comprehensive income into earnings.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

•	Length of time (duration) security has been impaired

•	United Investors intent to hold the security until recovery has changed

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security. As of December 31, 2007, United Investors has no information available to cause it to believe that any of its investments are other-than-temporarily impaired.

During 2007, United Investors held securities of issuers that met the other-than temporary impairment criteria. Therefore, these securities were written down to fair value, resulting in an impairment loss value of $390 thousand. There were no such write-downs in 2006 or 2005.

The following table discloses unrealized investment losses by class of investment at December 31, 2007 and 2006. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses at December 31, 2007
	Less Than Twelve Months		Twelve Months or Longer		Total
	Market	Unrealized	Market	Unrealized	Market	Unrealized
Description of Securities	Value	Loss	Value	Loss	Value	Loss
Corporates	$261,098	$(19,030)	$71,728	$(8,122)	$332,826	$(27,152)

Total fixed maturities	$261,098	$(19,030)	$71,728	$(8,122)	$332,826	$(27,152)

	Analysis of Gross Unrealized Investment Losses at December 31, 2006
	Less Than Twelve Months		Twelve Months or Longer		Total
	Market	Unrealized	Market	Unrealized	Market	Unrealized
Description of Securities	Value	Loss	Value	Loss	Value	Loss
U.S. government and agency	$—	$—	$1,840	$(13)	$1,840	$(13)
Government-sponsored enterprises	5,191	(13)	17,176	(268)	22,367	(281)
Corporates	132,281	(2,791)	94,583	(5,767)	226,864	(8,558)

Total fixed maturities	$137,472	$(2,804)	$113,599	$(6,048)	$251,071	$(8,852)

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (DAC) and value of insurance purchased (VOBA) is as follows:

	DAC and VOBA
	2007	2006	2005
Balance — beginning of year	$211,747	$219,717	$229,307

Additions — deferred during period:
Commissions	12,576	11,061	9,520
Adjustment attributable to unrealized investment losses (2)	3,552	2,748	3,104
Other expenses	2,149	2,948	3,329

Total deferred	18,277	16,757	15,953

Deductions:
Amortized during period	(20,451)	(23,841)	(26,403)
Unlocking adjustment (1)	(1,392)	(886)	860

Total deductions	(21,843)	(24,727)	(25,543)

Balance — end of year	$208,181	$211,747	$219,717

(1)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.
(2)	Represents amounts pertaining to investments relating to universal life-type products.

The balance at end of year in the table above includes unamortized VOBA of $1,319, $1,343, and $1,395 at December 31, 2007, 2006, and 2005, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $80, $82, and $85 for the years ended December 31, 2007, 2006, and 2005, respectively. The average interest accrual rate used was 6% for each of the years in the three-year period 2005 through 2007. The estimated amount of the unamortized VOBA at December 31, 2007, to be amortized during each of the next five years is 2008 — $39; 2009 — $38; 2010 — $37; and 2011 — $36; and 2012 — $35.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2007		2006
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$43	$42	$43	$38
Furniture and office equipment	157	113	156	97

Total	$200	$155	$199	$135

Depreciation expense on property and equipment was $19, $22, and $42 for the years 2007, 2006, and 2005, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2007, is as follows:

Interest Assumptions:

	Individual Life Insurance
	Interest Rates	Percent of Liability
Years of Issue
1962–2007	3.00% to 6.00%	38.3%
1986–1992	7.00% graded to 6.00%	20.3
1962–1985	8.50% graded to 6.00%	1.0
1984–2007	Interest sensitive	40.4

		100.0%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965–70 Select and ultimate table
1975–80 Select and ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

The components of income taxes were as follows:

	Year Ended December 31
	2007	2006	2005
Income tax expense	$21,940	$20,576	$15,502
Shareholders’ equity:
Unrealized investment losses	(7,123)	(6,486)	(7,051)
Pension adjustment	(78)
Tax basis compensation expense (from the exercise of stock options) recognized for financial reporting purposes	(4)	(12)	(304)

	$14,735	$14,078	$8,147

Income tax expense consists of:

	Year Ended December 31
	2007	2006	2005
Current income tax expense	$28,130	$17,042	$7,906
Deferred income tax expense	(6,190)	3,534	7,596

	$21,940	$20,576	$15,502

The effective income tax rate differed from the expected statutory rate of 35% in 2007, 2006, and 2005, as shown below:

	Year Ended December 31
	2007	%	2006	%	2005	%
Expected income taxes	$28,882	35%	$29,295	35%	$31,208	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(6,521)	(8)	(6,108)	(7)	(7,008)	(8)
Tax settlements			(2,398)	(3)	(12,327)	(14)
Other	(421)		(213)		3,629	4

Income tax expense	$21,940	27%	$20,576	25%	$15,502	17%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31
	2007	2006	2005
Gross deferred tax assets — present value of future policy surrender charges	$5,536	$7,701	$12,586
Unrealized investment losses	2,034
Other	246

Total gross deferred tax assets	7,816	7,701	12,586

Deferred tax liabilities:
Unrealized investment gains		5,168	11,654
Future policy benefits and unearned and advance premiums	55,903	60,251	54,595
Deferred acquisition costs	56,240	57,159	59,844
Other		2,842	7,164

Total gross deferred tax liabilities	112,143	125,420	133,257

Net deferred tax liability	$104,327	$117,719	$120,671

United Investors Federal income tax returns are routinely audited by the Internal Revenue Service (IRS). In the fourth quarter of 2005, the Appeals division of the IRS and Torchmark agreed to settle all issues with respect to the United Investor’s 1996 and 1997 tax years. In the fourth quarter of 2006, the Appeals division of the IRS and Torchmark agreed to settle all issues with respect to United Investors’ 1998, 2001, and 2002 tax years. As a result, United Investors recorded a $12,327 tax benefit in 2005 and a $2,398 tax benefit in 2006 to reflect the impact of these settlements on the tax years covered by the examinations as well as all other tax years prior to 2006 to which the settled issues apply. The benefits relate primarily to United Investor’s computation of the dividends received deduction on its separate account assets and the amount of life insurance reserves for income tax purposes. The statutes of limitation for the assessment of additional tax are closed for the 1996, 1997, 1999 and 2000 tax years. The IRS has substantially completed its examination of United Investor’s 2003 and 2004 tax years. The IRS is not currently examining the tax years 2005 through 2007, but such tax years remain subject to examination. Final settlement and closing of the statute of limitations for the open tax years 1998, 2003 and 2004 is expected to occur in 2008 and is not expected to have any material impact on the United Investor’s effective tax rate. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from the completed examinations, future tax examinations, and other tax-related matters for all open tax years.

A tax deferred component of statutory income accumulated prior to 1984 in a “policyholders’ surplus account” is not taxable unless it exceeds certain statutory limitations or is distributed to shareholders. As of December 31, 2004, United Investors had not recognized a deferred tax liability of approximately $2.2 million that related to this accumulated income as management considered the situations causing taxation of the account to be remote. During 2004, the American Jobs Creation Act of 2004 amended Federal income tax law to permit life insurance companies to distribute amounts from policyholders’ surplus accounts in 2005 and 2006 without incurring Federal income tax on the distributions. United Investors distributed to Liberty National, its parent company, all the amounts held in its policyholders’ surplus account in 2005, thereby permanently eliminating this potential tax liability for tax years after 2004.

The net deferred tax liability is included as a component of deferred and accrued income taxes in the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by United Investors. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

As noted in Note 1 — Significant Accounting Policies — United Investors adopted FIN 48, an interpretation which was issued to clarify the accounting for income taxes by providing a methodology for the financial statement recognition and measurement of uncertain income tax positions taken or expected to be taken in a tax return. As a result of the adoption, United Investors recognized a $59 decrease to its liability for unrecognized tax benefits. This decrease was accounted for as an adjustment to the January 1, 2007 balance of “Retained earnings” on the Balance Sheet. Including the cumulative effect decrease at January 1, 2007, United Investors had approximately $64 of total gross unrecognized tax benefits, excluding $5 of accrued interest expense net of federal tax benefits. If recognized in future periods, $64 of the gross unrecognized tax benefits as of January 1, 2007 would have reduced the effective tax rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding effects of accrued interest, net of federal tax benefits) for the year 2007 is as follows:

Balance at January 1, 2007 (after adoption)	$64
Increase based on tax positions taken in current period	37
Increase related to tax positions taken in prior periods	17
Decrease related to tax positions taken in prior periods
Decrease due to expiration of statutes of limitation
Decrease due to settlements

Balance at December 31, 2007	$118

If recognized in future periods, $118 of the balance at December 31, 2007 would reduce the effective tax rate.

United Investor’s continuing practice is to recognize interest and/or penalties related to income tax matters in income tax expense. United Investors has recognized interest expense of $1, net of Federal income tax benefits, in its Statement of Operations for 2007. United Investors has an accrued interest receivable of $648, net of Federal income tax benefits, which is comprised of a $6 interest payable relating to uncertain tax positions offset by a $654 interest receivable relating to prior year IRS examination settlements. United Investors has no accrued penalties as of December 31, 2007.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans — United Investors participates in retirement benefit plans and savings plans sponsored by TMK, which cover substantially all employees. There is also a nonqualified, noncontributory excess benefit pension plan which covers certain employees. The total cost of these retirement plans charged to United Investors’ operations was as follows:

Years Ended December 31	Defined Contribution Plans	Defined Benefit Pension Plans
2007	$29	$51
2006	41	50
2005	40	33

United Investors accrues expense for the defined contribution plans based on a percentage of the employees’ contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit plans are as of December 31 of the respective year. The defined benefit pension plans covering the majority of employees are funded. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. As of December 31, 2007, United Investors estimates that a contribution amount not to exceed $20 million will be made by TMK to the defined benefit pension plan during 2008.

In January, 2007, Torchmark approved and implemented a new Supplemental Executive Retirement Plan (SERP), which provides to a limited number of executives an additional supplemental defined pension benefit. The supplemental benefit is based on the participant’s qualified plan benefit without consideration to the regulatory limits on compensation and benefit payments applicable to qualified plans, except that eligible compensation is capped at $1 million. The initial projected benefit obligation of this plan was $15 million, of which United Investors share was $254, and the liability at December 31, 2007 was $17 million, of which United Investors share was $292. This amount, along with periodic contributions to fund the plan’s obligations, will be placed in a “Rabbit” trust.

Plan assets in the funded plans consist primarily of investments in marketable fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of TMK’s defined benefit pension plans by component for the years ended December 31, 2007 and 2006.

	2007		2006
	Amount	%	Amount	%
Corporate debt	$54,436	32%	$48,720	25%
Other fixed maturities	891	1	962	1
Equity securities	101,215	59	143,233	72
Short-term investments	12,467	7	2,565	1
Other	1,431	1	2,314	1

Total assets	$170,440	100%	$197,794	100%

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments that, when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	—	—	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2007, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase. TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions	2007	2006
Benefit obligations — December 31:
Discount rate	6.62%	6.15%
Rate of compensation increase	3.91	3.85

	2007	2006	2005
Periodic benefit cost for the year:
Discount rate	6.15%	5.50%	6.00%
Expected long-term returns	9.00	9.00	9.00
Rate of compensation increase	3.85	3.85	3.85

The discount rate is determined based on the expected duration of plan liabilities. A yield is then derived based on the current market yield of a hypothetical portfolio of high-quality corporate bonds which match the liability duration. The rate of compensation increase is projected based on Torchmark’s experience, modified as appropriate for future expectations. The expected long-term rate of return on plan assets is TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31
	2007	2006	2005
Service cost — benefits earned during period	$7,990	$8,043	$7,241
Interest cost on projected benefit obligation	12,672	11,504	10,737
Expected return on assets	(17,010)	(16,054)	(14,368)
Net amortization and deferral	2,634	3,788	1,347

Total net periodic cost	6,286	7,281	4,957
Periodic cost allocated to other participating employers	(6,235)	(7,231)	(4,924)

United Investors’ net periodic cost	$51	$50	$33

An analysis of the impact on other comprehensive income (loss) is as follows:

2007
Balance at January 1	$—
Adoption of SERP	(254)
Amortization of:
Prior service cost	32
Net actuarial (gain) loss
Transition obligation

Total amortization	32
Experience gain (loss)

Balance at December 31, before tax	(222)
Tax effect	78

Balance at December 31	$(144)

The portion of other comprehensive income that is expected to be reflected in pension expense in 2008 is as follows:

Amortization of prior service cost	$32
Amortization of net loss	—
Amortization of transition obligations	—

Total	$32

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plan’s funded status with the amounts recognized on United Investors’ financial statements.

	Year Ended December 31
	2007	2006
Pension Benefits
Changes in benefit obligation:
Obligation at the beginning of year	$208,948	$208,774
Service cost	7,990	8,043
Interest cost	12,672	11,504
Actuarial (gain) loss	2,340	(14,719)
Benefits paid	(18,170)	(20,609)

Obligation at the end of year	213,780	192,993

Changes in plan assets:
Fair value at the beginning of year	197,794	184,769
Return on assets	(21,211)	21,634
Contributions	12,027	12,000
Benefits paid	(18,170)	(20,609)

Fair value at the end of year	170,440	197,794

Funded status at year-end	$(43,340)	$4,801

Amounts recognized in accumulated other comprehensive income consist of:
Net loss	$51,644	$11,691
Prior service cost	13,786	392

Net amounts recognized at year end	65,430	12,083
Net amount recognized allocated to other TMK participating employers	(65,208)	(12,083)

United Investors’ net amount recognized at year-end	$222	$—

In 2008, United Investors expects to amortize $32 thousand of prior service cost from other comprehensive income.

The accumulated benefit obligation (ABO) for TMK’s funded defined benefit pension plan was $176 million and $168 million at December 31, 2007 and 2006, respectively. The ABO for TMK’s unfunded SERP plan was $14 million at December 31, 2007.

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2007. These amounts will be substantially funded by plan assets and not corporate assets. These estimates use the same assumptions that measure the benefit obligation at December 31, 2007, taking estimated future employee service into account. Those estimated benefits are as follows:

For the year(s)
2008	$12,115
2009	10,759
2010	10,219
2011	11,771
2012	13,134
2013–2017	76,246

Postretirement Benefit Plans Other Than Pensions — United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993, and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans — Certain employees of United Investors have been granted fixed equity options to buy shares of Torchmark stock at the market value of the stock on the date of grant, under the provisions of the Torchmark stock option plans. The options are exercisable during the period commencing from the date they vest until expiring according to the terms of the grant. Options generally expire the earlier of employee termination or option contract term, which ranges from seven to eleven years. Stock options generally vest one-half in two years and one-half in three years. Stock options awarded in connection with compensation deferrals by certain executives generally vest over a range of six to ten years. All options vest immediately upon the attainment of age 65, subject to a minimum vesting period of one year for employees or six months for directors.

An analysis of Torchmark shares available for grant is as follows:

	Available for Grant
	2007	2006	2005
Balance at January 1	$465,224	$916,483	$1,716,920
Adoption of new plans	3,250,000		6,000,000
Cancelled on termination of prior plans	(36,812)		(1,641,145)
Expired and forfeited during year	15,300	34,749	3,828
Options granted during year	(547,712)	(458,008)	(5,163,120)
Restricted stock granted during year	(10,000)	(28,000)

Balance at December 31	$3,136,000	$465,224	$916,483

A summary of option activity applicable to United Investors for the years ended December 31, 2007, 2006, and 2005 is presented below:

	2007	2006	2005
Stock-based compensation expense recognized*	$66	$53	$—
Tax benefit recognized	23	18
Weighted-average grant-date fair value of options granted	12.79	12.22	9.41
Intrinsic value of options exercised	13	34	868
Cash received from options exercised	19	148	1,568
Actual tax benefit received from exercises	4	12	304
* No stock-based compensation expense was capitalized in any period.

	2007		2006		2005
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding — beginning of year	71,274	$52.53	70,372	$51.50	74,135	$39.87
Granted	5,000	64.59	5,000	63.70	40,704	54.94
Transferred	(500)	44.89		—		—
Exercised	(495)	37.44	(3,098)	47.75	(44,467)	35.26
Expired and forfeited	(3,000)	59.81	(1,000)	50.57		—

Outstanding — end of year	72,279	$53.22	71,274	$52.53	70,372	$51.50

Exercisable at end of year	59,779	$51.51	56,774	$51.05	55,872	$51.41

Additional information about United Investors applicable stock-based compensation as of December 31 2007 and 2006, is as follows:

	2007	2006
Outstanding options:
Weighted-average remaining contractual term (in years)	5.09	6.04
Aggregate intrinsic value	$559	$800
Exercisable options:
Weighted-average remaining contractual term (in years)	4.96	5.97
Aggregate intrinsic value	$539	$721
Unrecognized compensation*	$99	$129
Weighted average period of expected recognition (in years)*	1.49	2.30

Additional information concerning unvested options is as follows:

Number of shares outstanding	12,500	14,500
Weighted-average exercise price (per share)	$61.37	$58.31
Weighted-average remaining contractual term (in years)	5.7	6.3
Aggregate intrinsic value	$20	$79

Torchmark expects that substantially all unvested options will vest.

The following table summarizes information about stock options outstanding at December 31, 2007.

		Options Outstanding		Options Exercisable
Exercise Price	Number Outstanding	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price
$37.44	4,250	4.97	$37.44	4,250	$37.44
41.26	3,825	3.61	41.26	3,825	41.26
44.89	8,500	5.96	44.89	8,500	44.89
54.77	31,204	4.35	54.77	31,204	54.77
55.48	8,000	4.96	55.48	4,000	55.48
56.24	8,000	6.96	56.24	8,000	56.24
63.70	4,250	5.95	63.70		63.70
64.59	4,250	6.06	64.59		64.59

	72,279	5.09	$53.22	59,779	$51.51

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $1,053, $1,183, and $2,111, in 2007, 2006, and 2005, respectively.

United Investors was charged for space, equipment, and services provided by Liberty National amounting to $1,542 in 2007, $1,610 in 2006, and $1,630 in 2005.

TMK performed certain administrative services for United Investors for which it was charged $192 in 2007, $252 in 2006, and $396 in 2005.

TMK performs investment management services for United Investors for which it was charged $2,124, $2,028, and $1,716, in 2007, 2006, and 2005, respectively.

During 2007, United Investors loaned, in a series of notes, $28,000 to TMK, United American Life and Globe Life Insurance Company. These notes had interest rates ranging from 7.75% to 8.25% and were repaid in 2007. The interest income related to these notes of $39 is included in the accompanying financial statements.

During 2006, United Investors loaned, in a series of notes, $51,000 to TMK. These notes had interest rates ranging from 7.5% to 8.25% and were repaid in 2006. The interest income related to these notes of $556 is included in the accompanying financial statements.

During 2005, United Investors loaned, in a series of notes, $110,800 to Liberty National, and United American Life Insurance Company (“United American”), an affiliated company. These notes had interest rates ranging from 4% to 4.5% and were repaid in 2005. The interest income related to these notes of $283 is included in the accompanying financial statements.

During 2007, United Investors borrowed, in a series of notes, $16,000 from TMK, of which $7,000 remained outstanding at year-end. These notes had interest rates ranging from 7.5% to 8.25%. The interest expense related to these notes of $122 is included in the accompanying financial statements.

During 2006, United Investors borrowed, in a series of notes, $92,000 from Globe Life Insurance Company (“Globe”), an affiliated company, Liberty National, TMK, and United American. These notes were repaid in 2006 and had interest rates ranging from 7.5% to 8.25%. The interest expense related to these notes of $1,598 is included in the accompanying financial statements.

During 2005, United Investors borrowed, in a series of notes, $104,600 from Globe, Liberty National, TMK, and United American. These notes were repaid in 2005 and had interest rates ranging from 4% to 4.5%. The interest expense related to these notes of $262 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $546,074 and $451,147 at December 31, 2007 and 2006, respectively. Interest income totaled $31,612, $26,567, and $29,864, in 2007, 2006, and 2005, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled $555,102 and $458,990 as of December 31, 2007 and 2006, respectively. United Investors reimbursed United American for administrative expense in the amount of $2,041, $1,368, and $876 in 2007, 2006, and 2005, respectively.

Effective October 1, 1985, United Investors assumed a block of ordinary life policies from Liberty National. The reserve for the assumed policies totaled $5,315 and $5,695 as of December 31, 2007 and 2006, respectively. Associated assumed premiums totaled $165 and $196 in 2007 and 2006, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2007.

United Investors owns 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A and 52,200 shares of TMK 7.65% Cumulative Preferred Stock, Series A. Dividend income on these shares was $15,966 in 2007, $15,966 in 2006, and $15,966 in 2005. Accrued dividend income on these shares at December 31, 2007, 2006, and 2005, was $477 in each year.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance — United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 5.2% of total life insurance in force at December 31, 2007, and less than 2.8% of premium income for 2007. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation — United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

Concentrations of Credit Risk — United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of investment-grade corporate bonds (65%); preferred stock in affiliates (22%);

non-investment-grade securities (7%); policy loans (3%), which are secured by the underlying insurance policy values; government sponsored enterprises (1%); short-term investments (1%); and other fixed maturities (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2007, 2% or more of the portfolio was invested in the following industries: insurance carriers (23%); depository institutions (18%); electric, gas, and sanitation services (16%); non-depository credit institutions (5%); communications (4%); food and kindred products (4%); oil and gas extraction (3%); transportation equipment (3%); general merchandise stores (2%); and petroleum refining and related industries (2%). Otherwise, no individual industry represented 2% or more of United Investors’ corporate debt investments. At year-end 2007, 7% of invested assets were represented by fixed maturities rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $85.3 million, amortized cost was $83.6 million, and fair value was $79 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements — United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Stock Option Memo Year Ended December 31
	2007	2006	2005
Paid-in capital from tax benefit for stock option exercises	$4	$12	$304
Other stock-based compensation not involving cash	66	53	—

The following table summarizes certain amounts paid during the period:

	Year Ended December 31
	2007	2006	2005
Income taxes	$26,469	$21,183	$21,217
Interest	122	1,598	262

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers; life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2007
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$7,376	10.4	$—	—	$7,376	10.4
Waddell & Reed	45,870	64.4			45,870	64.4
Liberty National	13,883	19.5			13,883	19.5
United American	243	0.3	596	100.0	839	0.3
Globe Direct Response	3,830	5.4			3,830	5.4

Total premium income	$71,202	100.0	$596	100.0	$71,798	100.0

	For the Year 2006
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$7,335	9.9	$—	—	$7,335	9.8
Waddell & Reed	47,099	63.5			47,099	63.1
Liberty National	15,336	20.7			15,336	20.5
United American	280	0.4	533	100.0	813	1.1
Globe Direct Response	4,112	5.5			4,112	5.5

Total premium income	$74,162	100.0	$533	100.0	$74,695	100.0

	For the Year 2005
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$7,141	9.2	$—	—	$7,141	9.1
Waddell & Reed	48,744	62.6			48,744	62.3
Liberty National	17,127	22.0			17,127	21.9
United American	322	0.4	387	100.0	709	0.9
Globe Direct Response	4,499	5.8			4,499	5.8

Total premium income	$77,833	100.0	$387	100.0	$78,220	100.0

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2007
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$71,202	$596	$—	$—	$71,798
Policy charges and fees	19,869	21,111			40,980
Net investment income			71,409		71,409
Other income		31,612		519	32,131

Total revenues	91,071	53,319	71,409	519	216,318

Benefits and expenses:
Policy benefits	65,573	27,674			93,247
Required reserve interest	(24,261)	(8,302)	32,563		—
Amortization of acquisition costs	21,312	531			21,843
Commissions and premium taxes	4,515	119			4,634
Required interest on acquisition costs	7,931	3,548	(11,479)		—

Total benefits and expenses	75,070	23,570	21,084	—	119,724

Underwriting income before other income and administrative expense	16,001	29,749	50,325	519	96,594
Other operating expenses				(6,832)	(6,832)

Measure of segment profitability	$16,001	$29,749	$50,325	$(6,313)	89,762

Realized investment loss adjustment					(7,242)

Pretax operating income					$82,520

	For the Year 2006
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$74,162	$533	$—	$—	$74,695
Policy charges and fees	21,394	22,377			43,771
Net investment income			73,989		73,989
Other income		26,567		1,999	28,566

Total revenues	95,556	49,477	73,989	1,999	221,021

Benefits and expenses:
Policy benefits	65,952	23,307			89,259
Required reserve interest	(23,903)	(9,627)	33,530		—
Amortization of acquisition costs	22,769	1,938			24,707
Commissions and premium taxes	5,474	89			5,563
Required interest on acquisition costs	8,438	4,029	(12,467)		—

Total benefits and expenses	78,730	19,736	21,063	—	119,529

Underwriting income before other income and administrative expense	16,826	29,741	52,926	1,999	101,492
Other operating expenses				(9,471)	(9,471)

Measure of segment profitability	$16,826	$29,741	$52,926	$(7,472)	92,021

Realized investment loss adjustment					(8,320)

Pretax operating income					$83,701

	For the Year 2005
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$77,833	$387	$—	$—	$78,220
Policy charges and fees	22,071	24,510			46,581
Net investment income			72,847		72,847
Other income		29,864			29,864

Total revenues	99,904	54,761	72,847	—	227,512

Benefits and expenses:
Policy benefits	67,103	26,337			93,440
Required reserve interest	(23,609)	(10,497)	34,106		—
Amortization of acquisition costs	23,186	2,357			25,543
Commissions and premium taxes	5,240	256			5,496
Required interest on acquisition costs	8,898	4,444	(13,342)		—

Total benefits and expenses	80,818	22,897	20,764	—	124,479

Underwriting income before other income and administrative expense	19,086	31,864	52,083	—	103,033
Other operating expenses				(7,429)	(7,429)

Measure of segment profitability	$19,086	$31,864	$52,083	$(7,429)	95,604

Realized investment loss adjustment					(6,437)

Pretax operating income					$89,167

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the accompanying financial statements.

	December 31, 2007
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,097,364	$—	$1,097,364
Accrued investment income			15,604		15,604
DAC & VOBA	125,982	82,199			208,181
Goodwill	23,563	3,065			26,628
Separate account assets		1,423,195			1,423,195
Other assets		546,074		31,389	577,463

Total assets	$149,545	$2,054,533	$1,112,968	$31,389	$3,348,435

	December 31, 2006
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,141,188	$—	$1,141,188
Accrued investment income			16,508		16,508
DAC & VOBA	129,044	82,703			211,747
Goodwill	23,563	3,065			26,628
Separate account assets		1,498,622			1,498,622
Other assets		451,147		24,096	475,243

Total assets	$152,607	$2,035,537	$1,157,696	$24,096	$3,369,936

******

United Investors Annuity

Variable Account

Financial Statements as of

December 31, 2007, and for the

Years Ended December 31, 2007 and 2006, and

Report of Independent

Registered Public Accounting Firm

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Annuity Variable Account:

We have audited the accompanying statements of assets and liabilities of each of the subaccounts (“portfolios,” for the purpose of this report) that include the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Limited-Term Bond, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Annuity Variable Account (the “Annuity Variable Account”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Annuity Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Annuity Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Annuity Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2007, by correspondence with the investment company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of Annuity Variable Account as of December 31, 2007, and the results of their respective operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 24, 2008

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2007

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

ASSETS —
Investment in mutual funds — at fair value (Note 2)	$105,524,339	$50,727,346	$45,643,008	$230,305,069	$272,388,728	$38,797,092	$79,721,404	$—	$13,048,038	$88,193,331	$101,881,828

LIABILITIES —
Payable to United Investors Life Insurance Company (Note 4)	30,742	15,042	13,421	68,303	80,969	11,444	23,279	—	4,156	26,044	30,493

NET ASSETS (Note 3)	$105,493,597	$50,712,304	$45,629,587	$230,236,766	$272,307,759	$38,785,648	$79,698,125	$—	$13,043,882	$88,167,287	$101,851,335

ACCUMULATION UNITS OUTSTANDING	22,916,970	18,470,575	13,825,938	50,886,939	31,052,456	10,680,020	23,768,595	—	6,490,834	16,520,470	21,258,315

NET ASSETS VALUE PER UNIT	$4.603	$2.746	$3.300	$4.524	$8.769	$3.632	$3.353	$—	$2.010	$5.337	$4.791

COST OF INVESTED ASSETS	$72,748,114	$37,082,523	$46,415,070	$194,693,383	$192,435,184	$44,255,688	$57,319,945	$—	$13,048,038	$74,109,796	$89,897,802

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income (Note 2)	$5,094,832	$680,940	$1,983,842	$21,767,358	$6,272,495	$2,963,522	$2,394,916	$142,057	$540,572	$16,246,176	$9,746,104
Mortality and expense risk charges	(838,756)	(496,560)	(410,968)	(2,238,466)	(2,459,871)	(391,803)	(745,347)	(32,087)	(107,345)	(839,783)	(1,021,960)

NET INVESTMENT INCOME	4,256,076	184,380	1,572,874	19,528,892	3,812,624	2,571,719	1,649,569	109,970	433,227	15,406,393	8,724,144

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption of investment shares	6,367,200	4,199,577	(331,806)	14,221,066	17,034,670	(883,935)	6,279,188	(89,792)	—	8,676,737	6,283,995
Unrealized investment appreciation (depreciation) on investments during the year	23,329,203	2,209,976	891,094	(3,249,843)	39,122,728	(311,961)	7,303,162	103,619	—	(4,553,006)	(1,474,309)

REALIZED AND UNREALIZED GAINS (LOSSES)	29,696,403	6,409,553	559,288	10,971,223	56,157,398	(1,195,896)	13,582,350	13,827	—	4,123,731	4,809,686

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,952,479	$6,593,933	$2,132,162	$30,500,115	$59,970,022	$1,375,823	$15,231,919	$123,797	$433,227	$19,530,124	$13,533,830

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income	$4,256,076	$184,380	$1,572,874	$19,528,892	$3,812,624	$2,571,719	$1,649,569	$109,970	$433,227	$15,406,393	$8,724,144
Realized gains (losses) on investments	6,367,200	4,199,577	(331,806)	14,221,066	17,034,670	(883,935)	6,279,188	(89,792)	—	8,676,737	6,283,995
Unrealized appreciation (depreciation) in investments during the year	23,329,203	2,209,976	891,094	(3,249,843)	39,122,728	(311,961)	7,303,162	103,619	—	(4,553,006)	(1,474,309)

Net increase in net assets resulting from operations	33,952,479	6,593,933	2,132,162	30,500,115	59,970,022	1,375,823	15,231,919	123,797	433,227	19,530,124	13,533,830

FROM VARIABLE LIFE POLICY TRANSACTIONS —
Contract maintenance charges:
Sales expense	(436,048)	(283,334)	(173,174)	(923,916)	(928,769)	(163,961)	(367,128)	(16,883)	(61,765)	(551,761)	(514,435)
Administrative expense	(63,598)	(42,296)	(35,368)	(221,070)	(246,481)	(34,108)	(70,125)	(2,478)	(10,156)	(83,215)	(103,550)
Benefits, surrenders, and terminations	(22,106,197)	(14,491,521)	(12,236,385)	(57,220,975)	(62,166,778)	(10,931,495)	(19,628,113)	(1,123,377)	(9,208,470)	(23,756,038)	(28,383,185)
Premium deposits and net transfers*	9,159,784	344,740	8,647,287	(4,870,058)	(6,373,860)	2,179,699	1,443,537	(5,426,419)	10,724,066	(1,571,634)	(4,198,999)

Net (decrease) increase in net assets resulting from variable life policy transactions	(13,446,059)	(14,472,411)	(3,797,640)	(63,236,019)	(69,715,888)	(8,949,865)	(18,621,829)	(6,569,157)	1,443,675	(25,962,648)	(33,200,169)

Net increase (decrease) in net assets	20,506,420	(7,878,478)	(1,665,478)	(32,735,904)	(9,745,866)	(7,574,042)	(3,389,910)	(6,445,360)	1,876,902	(6,432,524)	(19,666,339)
Net assets — Beginning of year	84,987,177	58,590,782	47,295,065	262,972,670	282,053,625	46,359,690	83,088,035	6,445,360	11,166,980	94,599,811	121,517,674

Net assets — End of year	$105,493,597	$50,712,304	$45,629,587	$230,236,766	$272,307,759	$38,785,648	$79,698,125	$—	$13,043,882	$88,167,287	$101,851,335

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$12,570,920	$449,715	$1,643,588	$6,962,936	$(2,680,462)	$2,776,311	$(231,968)	$169,712	$387,494	$1,679,910	$10,308,149
Realized gains (losses) on investments	3,729,419	2,431,413	(230,682)	6,776,881	6,969,113	(1,083,906)	1,554,693	(20,610)	—	4,413,114	5,638,303
Unrealized (depreciation) appreciation in investments during the year	(3,502,569)	3,057,284	167,584	26,026,569	7,334,372	2,468,264	13,136,049	55,296	—	472,978	(10,813,298)

Net increase in net assets resulting from operations	12,797,770	5,938,412	1,580,490	39,766,386	11,623,023	4,160,669	14,458,774	204,398	387,494	6,566,002	5,133,154

FROM VARIABLE LIFE POLICY TRANSACTIONS —
Contract maintenance charges:
Sales expense	(427,131)	(370,698)	(211,419)	(1,239,752)	(1,276,058)	(209,128)	(424,075)	(42,127)	(68,950)	(672,257)	(740,428)
Administrative expense	(54,367)	(48,519)	(40,214)	(250,299)	(285,386)	(38,741)	(71,909)	(5,386)	(11,001)	(95,681)	(127,249)
Benefits, surrenders, and terminations	(9,886,966)	(10,170,293)	(7,597,296)	(40,653,041)	(43,384,414)	(7,800,095)	(11,311,550)	(1,479,993)	(5,287,208)	(15,402,498)	(21,307,652)
Premium deposits and net transfers*	18,611,736	(290,416)	628,238	(3,370,312)	(7,125,141)	2,219,175	3,035,706	517	2,714,726	(2,507,487)	(4,797,559)

Net increase (decrease) in net assets resulting from variable life policy transactions	8,243,272	(10,879,926)	(7,220,691)	(45,513,404)	(52,070,999)	(5,828,789)	(8,771,828)	(1,526,989)	(2,652,433)	(18,677,923)	(26,972,888)

Net increase (decrease) in net assets	21,041,042	(4,941,514)	(5,640,201)	(5,747,018)	(40,447,976)	(1,668,120)	5,686,946	(1,322,591)	(2,264,939)	(12,111,921)	(21,839,734)
Net assets — Beginning of year	63,946,135	63,532,296	52,935,266	268,719,688	322,501,601	48,027,810	77,401,089	7,767,951	13,431,919	106,711,732	143,357,408

Net assets — End of year	$84,987,177	$58,590,782	$47,295,065	$262,972,670	$282,053,625	$46,359,690	$83,088,035	$6,445,360	$11,166,980	$94,599,811	$121,517,674

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2007, AND FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization — The United Investors Annuity Variable Account (the “Annuity Variable Account”) was established on December 8, 1981, and modified on January 5, 1987, as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Annuity Variable Account invests in shares of Waddell & Reed Target Funds, Inc. (formerly Target/United Funds, Inc.) (the “Fund”), a mutual fund with 11 separate investment portfolios, including an asset strategy portfolio, balanced portfolio, bond portfolio, core equity portfolio, growth portfolio, high income portfolio, international growth portfolio, limited-term bond portfolio, money market portfolio, science and technology portfolio, and small cap growth portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on any other portfolio. Effective August 3, 2007, the Limited-Term Bond portfolio merged into the Bond Portfolio.

Basis of Presentation — The financial statements of the Annuity Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes — Currently, no charge is made to the Annuity Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Annuity Variable Account investment income under current tax law. The Sponsor will review periodically the status of this policy in the event of changes in the tax law.

Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

2.	INVESTMENTS

Investments in mutual funds of the separate investment portfolios are stated at fair value. Fair value, which is the net asset value per share, is determined by the Fund, which values its securities at fair value. The Annuity Variable Account owns shares of each portfolio of the Fund, which are converted to the units owned by the contract holders of the Annuity Variable Account on a daily basis. Each portfolio’s unit value is increased or decreased each business day by multiplying the unit value for the portfolio on the prior business day by the portfolio’s net investment factor.

Dividends and capital gains received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date in the statements of operations.

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2007
Cost to:
Contract owners	$89,780,636	$119,387,337	$168,908,513	$608,693,132	$594,778,788	$119,385,009	$171,503,151	$13,686,598	$199,389,968	$179,883,953	$216,168,406
Sponsor	10,000	62,717		1,000,000	500,000	500,000	65,000	500,000		500,000	65,000
Adjustment for investment results	79,090,064	59,960,817	76,682,716	510,765,374	701,198,923	75,645,669	99,388,409	3,068,215	21,230,445	78,883,401	165,053,250
Deductions:
Mortality and expense risk charge	(4,064,218)	(8,218,987)	(11,505,313)	(59,493,662)	(69,298,689)	(10,815,004)	(13,102,110)	(758,241)	(4,806,861)	(10,472,525)	(18,075,371)
Contract maintenance charges:
Sales expense	(2,800,276)	(5,838,271)	(6,753,117)	(34,427,507)	(36,575,213)	(6,075,867)	(8,152,481)	(548,177)	(2,514,682)	(7,782,550)	(11,831,946)
Administrative expense	(340,002)	(731,630)	(1,140,082)	(5,992,402)	(7,269,655)	(1,126,474)	(1,283,797)	(63,519)	(335,431)	(1,028,425)	(1,868,391)
Benefits and terminations	(56,182,607)	(113,909,679)	(180,563,130)	(790,308,169)	(911,026,395)	(138,727,685)	(168,720,047)	(15,884,876)	(199,919,557)	(151,816,567)	(247,659,613)

Net assets	$105,493,597	$50,712,304	$45,629,587	$230,236,766	$272,307,759	$38,785,648	$79,698,125	$—	$13,043,882	$88,167,287	$101,851,335

2006
Cost to:
Contract owners	$80,620,852	$119,042,597	$160,261,227	$613,563,191	$601,152,649	$117,205,310	$170,059,615	$19,113,017	$188,665,902	$181,455,588	$220,367,406
Sponsor	10,000	62,717		1,000,000	500,000	500,000	65,000	500,000		500,000	65,000
Adjustment for investment results	44,298,829	52,870,324	74,139,586	478,026,793	638,769,030	73,878,043	83,411,143	2,912,331	20,689,873	58,513,494	150,497,460
Deductions:
Mortality and expense risk charge	(3,225,462)	(7,722,427)	(11,094,345)	(57,255,196)	(66,838,817)	(10,423,201)	(12,356,763)	(726,154)	(4,699,516)	(9,632,742)	(17,053,411)
Contract maintenance charges:
Sales expense	(2,364,228)	(5,554,937)	(6,579,943)	(33,503,591)	(35,646,444)	(5,911,906)	(7,785,353)	(531,294)	(2,452,917)	(7,230,789)	(11,317,511)
Administrative expense	(276,404)	(689,334)	(1,104,714)	(5,771,332)	(7,023,174)	(1,092,366)	(1,213,672)	(61,041)	(325,275)	(945,210)	(1,764,841)
Benefits and terminations	(34,076,410)	(99,418,158)	(168,326,746)	(733,087,195)	(848,859,619)	(127,796,190)	(149,091,935)	(14,761,499)	(190,711,087)	(128,060,530)	(219,276,429)

Net assets	$84,987,177	$58,590,782	$47,295,065	$262,972,670	$282,053,625	$46,359,690	$83,088,035	$6,445,360	$11,166,980	$94,599,811	$121,517,674

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees — Waddell & Reed Investment Management Company (the “Manager”) is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rates

Asset Strategy Portfolio	Up to $1 Billion	0.690%
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

Balanced Portfolio	Up to $1 Billion	0.700
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

Bond Portfolio*	Up to $500 Million	0.485
	Over $500 Million and up to $1 Billion	0.500
	Over $1 Billion and up to $1.5 Billion	0.450
	Over $1.5 Billion	0.400

Core Equity Portfolio	Up to $1 Billion	0.650
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

Growth Portfolio	Up to $1 Billion	0.670
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

High Income Portfolio	Up to $500 Million	0.575
	Over $500 Million and up to $1 Billion	0.600
	Over $1 Billion and up to $1.5 Billion	0.550
	Over $1.5 Billion	0.500

International Growth Portfolio	Up to $1 Billion	0.820
	Over $1 Billion and up to $2 Billion	0.830
	Over $2 Billion and up to $3 Billion	0.800
	Over $3 Billion	0.760

Money Market Portfolio	All Net Assets	0.400

Science and Technology Portfolio	Up to $1 Billion	0.830
	Over $1 Billion and up to $2 Billion	0.830
	Over $2 Billion and up to $3 Billion	0.800
	Over $3 Billion	0.760

Small Cap Growth Portfolio	Up to $1 Billion	0.850
	Over $1 Billion and up to $2 Billion	0.830
	Over $2 Billion and up to $3 Billion	0.800
	Over $3 Billion	0.760

*	Effective August 3, 2007, the Limited-Term Bond Portfolio merged into the Bond Portfolio.

The management fees reflected are those of the surviving fund.

Mortality and Expense Risk Charges — A daily charge is deducted at an effective annual rate of 0.90% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor’s obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with policy obligations.

Premium Deposit Charges — The Sponsor does not impose an immediate charge against premium deposits (except for premium taxes incurred).

Contract Maintenance Charge — On each of the first 10 policy anniversaries following the receipt of a premium deposit, there is an annual deduction of 0.85% of each premium deposit, which compensates the Sponsor for certain sales and other distribution expenses incurred, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is “cost-based” and the Sponsor does not expect a profit from the charge.

Premium Taxes — The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges — For surrenders occurring during the first eight policy years following the receipt of a premium deposit, a withdrawal charge is made, which is measured as a percent of the total premium deposits as specified in the following table. The withdrawal charge percentage varies depending on the “age” of the premium deposits included in the withdrawal; in other words, the policy year in which the premium deposit was made. Partial withdrawals may also be subject to a charge measured as a percent of the premium deposits included in the withdrawal. A $20 transaction charge is applied if more than four withdrawals occur during a policy year.

Number of Policy Years Since Receipt of Premium Deposit	0	1	2	3	4	5	6	7	8 or More
Withdrawal charge percentage	8%	7%	6%	5%	4%	3%	2%	1%	0%

Withdrawal charges are included in benefits, surrenders, and terminations in the accompanying statements of changes in net assets.

5.	CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2007 and 2006, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2007
Units issued	3,935,071	948,798	3,321,910	1,125,231	649,973	913,447	1,827,703	175,821	11,291,783	758,180	536,576
Units redeemed	(7,388,114)	(6,517,991)	(4,503,505)	(15,921,873)	(9,702,803)	(3,373,183)	(7,846,063)	(3,948,488)	(10,561,958)	(6,085,695)	(7,811,651)

	(3,453,043)	(5,569,193)	(1,181,595)	(14,796,642)	(9,052,830)	(2,459,736)	(6,018,360)	(3,772,667)	729,825	(5,327,515)	(7,275,075)

2006
Units issued	7,216,425	1,139,356	1,033,229	1,595,158	834,073	1,225,318	2,397,475	589,751	7,850,994	836,720	697,564
Units redeemed	(4,474,368)	(5,832,689)	(3,380,221)	(13,738,784)	(8,468,690)	(2,962,347)	(5,883,984)	(1,502,009)	(9,254,705)	(5,339,043)	(7,212,793)

	2,742,057	(4,693,333)	(2,346,992)	(12,143,626)	(7,634,617)	(1,737,029)	(3,486,509)	(912,258)	(1,403,711)	(4,502,323)	(6,515,229)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2007, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
Cost of purchases	$19,281,662	$3,107,650	$12,635,670	$26,526,062	$11,287,580	$6,284,574	$7,895,645	$445,203	$22,851,390	$19,939,740	$12,182,493
Proceeds from sales of investments	$(28,461,636)	$(17,395,074)	$(14,858,656)	$(70,229,721)	$(77,179,521)	$(12,662,659)	$(24,864,864)	$(6,905,967)	$(20,974,155)	$(30,493,330)	$(36,658,051)

7.	FINANCIAL HIGHLIGHTS

The financial highlights of the Annuity Variable Account for each of the five years in the period ended December 31, 2007, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2007
Number of units at December 31, 2007	22,916,970	18,470,575	13,825,938	50,886,939	31,052,456	10,680,020	23,768,595	—	6,490,834	16,520,470	21,258,315
Unit value at December 31, 2007	$4.603	$2.746	$3.300	$4.524	$8.769	$3.632	$3.353	$—	$2.010	$5.337	$4.791
Net assets at December 31, 2007	$105,493,597	$50,712,304	$45,629,587	$230,236,766	$272,307,759	$38,785,648	$79,698,125	$—	$13,043,882	$88,167,287	$101,851,335
Investment income ratio for the year ended December 31, 2007 *	5.46%	1.24%	4.35%	8.76%	2.30%	6.82%	2.89%	4.01%	4.50%	17.43%	8.60%
Expense ratio for the year ended December 31, 2007 *, **	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.91%	0.89%	0.90%	0.90%
Total return for the year ended December 31, 2007 *	36.42%	11.97%	4.68%	12.28%	21.96%	3.17%	18.41%	3.49%	3.61%	20.95%	11.94%

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2006
Number of units at December 31, 2006	26,370,013	24,039,768	15,007,533	65,683,581	40,105,286	13,139,756	29,786,955	3,772,667	5,761,009	21,847,985	28,533,390
Unit value at December 31, 2006	$3.223	$2.437	$3.151	$4.004	$7.033	$3.528	$2.789	$1.708	$1.938	$4.330	$4.259
Net assets at December 31, 2006	$84,987,177	$58,590,782	$47,295,065	$262,972,670	$282,053,625	$46,359,690	$83,088,035	$6,445,360	$11,166,980	$94,599,811	$121,517,674
Investment income ratio for the year ended December 31, 2006 *	17.81%	1.63%	4.15%	3.52%	0.00%	6.76%	0.59%	3.25%	4.00%	2.56%	8.68%
Expense ratio for the year ended December 31, 2006 *, **	0.93%	0.89%	0.87%	0.90%	0.89%	0.88%	0.88%	0.86%	0.85%	0.89%	0.90%
Total return for the year ended December 31, 2006 *	17.19%	9.73%	3.15%	14.96%	3.85%	8.82%	18.02%	2.88%	3.15%	6.52%	3.88%

(Continued)

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2005
Number of units at December 31, 2005	23,627,956	28,733,101	17,354,525	77,827,207	47,739,903	14,876,785	33,273,464	4,684,925	7,164,720	26,350,308	35,048,619
Unit value at December 31, 2005	$2.706	$2.211	$3.050	$3.453	$6.755	$3.228	$2.326	$1.658	$1.875	$4.050	$4.090
Net assets at December 31, 2005	$63,946,135	$63,532,296	$52,935,266	$268,719,688	$322,501,601	$48,027,810	$77,401,089	$7,767,951	$13,431,919	$106,711,732	$143,357,408
Investment income ratio for the year ended December 31, 2005 *	8.49%	1.18%	4.59%	0.32%	0.00%	7.02%	2.04%	2.92%	2.35%	0.00%	3.97%
Expense ratio for the year ended December 31, 2005 *, **	0.85%	0.89%	0.88%	0.88%	0.86%	0.89%	0.84%	0.86%	0.86%	0.86%	0.88%
Total return for the year ended December 31, 2005 *	21.09%	3.85%	0.70%	7.55%	9.24%	1.52%	13.75%	0.73%	1.49%	14.45%	10.99%

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2004
Number of units at December 31, 2004	21,008,820	33,239,649	19,817,399	90,709,030	55,710,892	17,147,999	36,986,012	5,738,226	7,948,630	29,978,985	40,544,096
Unit value at December 31, 2004	$2.197	$2.124	$3.029	$3.196	$6.128	$3.177	$2.015	$1.645	$1.845	$3.485	$3.656
Net assets at December 31, 2004	$46,158,886	$70,613,861	$60,020,988	$289,888,708	$341,377,926	$54,470,657	$74,527,598	$9,441,015	$14,668,973	$104,474,975	$148,223,818
Investment income ratio for the year ended December 31, 2004 *	2.00%	1.38%	4.73%	0.58%	0.25%	6.32%	0.60%	2.36%	0.63%	0.00%	0.00%
Expense ratio for the year ended December 31, 2004 *, **	0.86%	0.88%	0.88%	0.86%	0.88%	0.87%	0.86%	0.86%	0.85%	0.87%	0.86%
Total return for the year ended December 31, 2004 *	11.43%	7.34%	2.73%	7.57%	1.90%	8.16%	11.57%	0.71%	(0.22)%	13.62%	11.79%

(Continued)

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited-Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2003
Number of units at December 31, 2003	22,121,427	37,204,739	25,993,403	107,599,405	65,026,176	19,876,552	43,547,686	7,568,499	12,349,135	34,109,478	47,637,636
Unit value at December 31, 2003	$1.957	$1.968	$2.942	$2.943	$5.985	$2.917	$1.783	$1.634	$1.849	$3.025	$3.228
Net assets at December 31, 2003	$43,283,845	$73,208,244	$76,468,419	$316,663,342	$389,194,089	$57,986,425	$77,665,333	$12,365,153	$22,836,651	$103,173,424	$153,752,021
Investment income ratio for the year ended December 31, 2003 *	1.63%	0.67%	4.02%	0.68%	0.00%	7.30%	1.40%	2.45%	0.54%	0.00%	0.00%
Expense ratio for the year ended December 31, 2003 *, **	0.90%	0.86%	0.94%	0.85%	0.87%	0.90%	0.83%	1.01%	0.89%	0.85%	0.88%
Total return for the year ended December 31, 2003 *	10.26%	15.97%	3.34%	13.97%	19.16%	18.24%	19.77%	2.50%	(0.35)%	24.56%	28.99%

*	Based on the average net assets for the period.
**	Only includes expenses borne directly by the United Investors Annuity Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in the unit values.

(Concluded)

******

PART C:	OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits

(1)	Resolution of the Board of Directors of United Investors Life Insurance Company (“United Investors”) authorizing establishment of the United Investors Annuity Variable Account.\2\
(2)	Custody Agreements: Not Applicable.
(3)	(a)	Principal Underwriting Agreement.\5\
		i.	Amendment to Principal Underwriting Agreement.\15\
		ii	Second Amendment to Principal Underwriting Agreement \14\
		iii	Third Amendment to Principal Underwriting Agreement \15\
	(b)	Limited Selling Agreement.\11\
	(c)	Rule 22c-2 Shareholder Information Agreement \15\
(4)	(a)	Annuity Policy, Form VA92.\4\
	(b)	Annuity Policy, Form VA87.\9\
	(c)	Death Benefit Endorsement, Form DBEND.\6\
	(d)	Variable Annuity Endorsement, Form ENDVA.\6\
	(e)	Fixed Account Rider, Form FA95.\7\
	(f)	Death Benefit and Withdrawals Endorsement, Form VE98.\9\
	(g)	Death Benefit and Withdrawals Endorsement, Form VE02.\13\
	(h)	Waiver of Withdrawal Charges Rider, Form VAWR.\13\
	(i)	Individual Retirement Annuity Endorsement, Form IRAA02.\12\
	(j)	Roth Individual Retirement Annuity Endorsement, Form RIRA02.\12\
(5)	Application.\3\
(6)	(a)	Certificate of Incorporation of United Investors.\8\
	(b)	By-Laws of United Investors.\8\
(7)	Reinsurance Contracts: Not Applicable.
(8)	(a)	(1)	Participation Agreement for W&R Target Funds, Inc.\10\
		(2)	First Amendment of Participation Agreement.\10\
		(3)	Second Amendment of Participation Agreement.\10\
	(b)	Form of Administration Agreement: Not Applicable
(9)	Opinion and consent of John H. Livingston, Esquire.\1\
(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.\1\
	(b)	Consent of Independent Registered Public Accounting Firm.\1\
(11)	Financial statements omitted from Item 23: Not Applicable.
(12)	Agreements/understandings for providing initial capital: Not Applicable.
(13)	Performance Data Calculations.\7\

\1\	Filed herewith.
\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).
\3\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).
\4\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).
\5\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
\6\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).

\7\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.
\8\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\9\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.
\10\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
\11\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
\12\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-43022, filed April 30, 2003.
\13\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement, File No. 33-12000, filed April 30, 2003.
\14\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6 Registration Statement, File No. 333-26505, filed April 30, 2004.
\15\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to Form N-6 Registration Statement, File No. 333-26505, filed April 27, 2007.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Danny H. Almond**	Executive Vice President and Chief Financial Officer and Assistant Treasurer
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
David Kendall Carlson **	Director of Tax
Gary L. Coleman	Director
Thomas E. Hamby	Director and Vice President
E. Duncan Hamilton	Director
Director and Senior Vice President,
Susan Huff	Administration
Larry M. Hutchison**	Director
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Carol A. McCoy	Director and Assistant Secretary
Karen McLaughlin **	Senior Vice President, Policy Benefits
Anthony L. McWhorter**	Director, President and Chief Executive Officer
W. Michael Pressley **	Vice President

*	Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, United Investors Life Insurance Company, Inc. (“United Investors”), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Company	Parent Co. Code	State/Jurisdiction of Incorporation
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Torchmark Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Nebraska
Globe Marketing Services Inc.	A	Oklahoma
Globe Marketing and Advertising Distributors, LLC	A	Delaware
Liberty National Auto Club, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Nebraska
United Investors Life Insurance Co.	B	Missouri
TMK Buildings Corporation	C	Texas
TMK Properties, LP	F	Texas

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Co.
F	TMK Buildings Corporation

Item 27.	Number of Policy Owners

As of December 31, 2007, there were 17,520 owners of the Policies.

Item 28.	Indemnification

Article XII of United Investors’ By-Laws provides as follows:

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Waddell & Reed, Inc. (“W&R”) is no longer the principal underwriter of the Policies. Its principal underwriting agreement terminated as of April 30, 2001, and Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date.

As of May 1, 2001, Sterne Agee Financial Services, Inc. is the principal underwriter of Policies issued pursuant to applications received by us on or after that date, as defined in the Investment Company Act of 1940. It is not the principal underwriter for any other investment company.

(b) The following table provides certain information with respect to each Director, Officer and Partner of Sterne Agee Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices with the Underwriter
J. Todd Newton	Chief Executive Officer and Co-Chair
James S. Holbrook	Co-Chair
Eugene F. Woodham	Director
Cheryl Witt	Chief Financial Officer
Jay Carter	Chief Operations Officer

*	The principal business address for the Directors listed is 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama, 35209.

(c) Commissions Received By Principal Underwriter During Year Ended 12/31/07

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Sterne Agee Financial Services, Inc.	$219,675.81	None	N/A	None

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its home office: 2001 Third Avenue South (35233), P. O. Box 10207, Birmingham, Alabama 35202-0207.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

(d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

STATEMENT PURSUANT TO RULE 6c-7

United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 23rd day of April, 2008.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT (REGISTRANT)

By	/s/ Anthony L. McWhorter
Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ Anthony L. McWhorter
Anthony L. McWhorter
Director, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Anthony L. McWhorter		April 23, 2008
ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer

/s/ W. Thomas Aycock		April 24, 2008
W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary

/s/ Larry M. Hutchison		April 23, 2008
LARRY M. HUTCHISON	Director

/s/ John H. Livingston		April 24, 2008
JOHN H. LIVINGSTON	Director, Secretary and Counsel

/s/ Carol A. McCoy		April 24, 2008
CAROL A. MCCOY	Director and Assistant Secretary

/s/ Danny H. Almond		April 23, 2008
DANNY H. ALMOND	Executive Vice President and Chief Financial Officer and Assistant Treasurer

/s/ Gary L. Coleman		April 23, 2008
GARY L. COLEMAN	Director

/s/ Susan Huff		April 24, 2008
SUSAN HUFF	Director and Senior Vice President, Administration

/s/ Thomas E. Hamby		April 24, 2008
THOMAS E. HAMBY	Director and Vice President

/s/ E. Duncan Hamilton		April 24, 2008
E. DUNCAN HAMILTON	Director

Exhibit Index

99.B9	Opinion and consent of John H. Livingston, Esq.

99.B10(A)	Consent of Sutherland Asbill & Brennan LLP

99.B10(B)	Consent of Independent Registered Public Accounting Firm